CALVERT IMPACT FUND, INC.
Calvert Large Cap Growth Fund
Calvert Small Cap Value Fund
Calvert Mid Cap Value Fund

4550 Montgomery Avenue, Bethesda, Maryland 20814

Statement of Additional Information
January 31, 2006

New Account Information:	(800) 368-2748 (301) 951-4820	Shareholder Services:	(800) 368-2745
Broker Services:	(800) 368-2746 (301) 951-4850	TDD for the Hearing-Impaired:	(800) 541-1524

This Statement of Additional Information ("SAI") is not a prospectus. Investors should read the SAI in conjunction with the applicable Fund's (collectively referred to as the "Funds") Prospectuses, dated January 31, 2006. Each Fund's audited financial statements included in the most recent Annual Report to Shareholders are expressly incorporated by reference and made a part of this SAI. The prospectuses and the most recent shareholder report may be obtained free of charge by writing the respective Fund at the above address, calling the Fund, or by visiting our website at www.calvert.com.

TABLE OF CONTENTS

Supplemental Information on Principal Investment Policies and Risks	2
Non-Principal Investment Policies and Risks	4
Investment Restrictions	10
Dividends, Distributions, and Taxes	11
Net Asset Value	12
Calculation of Total Return	13
Purchase and Redemption of Shares	16
Directors and Officers	17
Investment Advisor and Subadvisors	24
Portfolio Manager Disclosure	25
Administrative Services Agent	29
Method of Distribution	30
Transfer and Shareholder Servicing Agents	32
Portfolio Transactions	32
Portfolio Holdings Disclosure	33
Personal Securities Transactions	34
Proxy Voting Disclosure	34
Process for Delivering Shareholder Communications to the Board of Directors	35
Independent Registered Public Accounting Firm and Custodians	35
General Information	35
Control Persons and Principal Holders of Securities	36
Fund Service Providers	38
Appendix A -- Proxy Voting Guidelines
Appendix B -- Corporate Bond and Commercial Paper Ratings

SUPPLEMENTAL INFORMATION ON PRINCIPAL INVESTMENT POLICIES AND RISKS

The following supplemental discussion of principal investment policies and risks applies to each of the Funds, unless otherwise noted.

Small-Cap Issuers (Applies to Small Cap Value and Mid Cap Value)

The securities of small-cap issuers may be less actively traded than the securities of larger-cap issuers, may trade in a more limited volume, and may change in value more abruptly than securities of larger companies.

Information concerning these securities may not be readily available so that the companies may be less actively followed by stock analysts. Small-cap issuers do not usually participate in market rallies to the same extent as more widely known securities, and they tend to have a relatively higher percentage of insider ownership.

Investing in smaller, new issuers generally involves greater risk than investing in larger, established issuers. Small-cap issuers may have limited product lines, markets, or financial resources and may lack management depth. The securities in such companies may also have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

Mid-Cap Issuers (Applies to Mid Cap Value)

The securities of mid-cap issuers often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. Investing in mid-cap issuers generally involves greater risk than investing in larger, established issuers. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies.

derivatives (Applies to Large Cap Growth)

This Fund may use various techniques to increase or decrease its exposure to changing security prices, interest rates, or other factors that affect security values. These techniques may involve derivative transactions, specifically, buying and selling stock index options and futures. Through these investments, the Advisor and / or Subadvisor seeks to keep the long-term average market risk of the Fund roughly equal to the market itself. Using hedging strategies, the Fund's exposure to market risk may be negatively correlated to the market, or may be as high as 150% at any one point in time, as measured by the Fund's estimated beta. Beta is a measure of market risk contained within the body of financial research called modern portfolio theory. A portfolio beta of 150% means that a 1% increase (decrease) in the stock market should result in a 1.5% increase (decrease) in the Fund. "Negative correlation to the market" means that if the market goes up, the value of the Fund goes down. These strategies are intended to maintain a more constant level of total risk. For example, if the Advisor and / or Subadvisor feels the Fund is exposed to an unusually high probability of general stock market decline, it might sell stock index futures to offset this risk.

The Fund can use these practices either as substitution or as protection against an adverse move in the Fund to adjust the risk and return characteristics of the Fund. If the Advisor and / or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, or if the counterparty to the transaction does not perform as promised, these techniques could result in a loss. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Derivatives are often illiquid.

Although the Advisor and / or Subadvisor believes that the investment techniques it employs to manage risk in the Fund will further the Fund's investment objectives and reduce losses that might otherwise occur during a time of general decline in stock prices, no assurance can be given that these investment techniques will achieve this result. The techniques used here would reduce losses during a time of general stock market decline if the Fund had previously sold futures or bought puts on stock indexes, offsetting some portion of the market risk.

The Advisor and /or Subadvisor intends to buy and sell stock index futures, calls, and/or puts in the Fund to increase or decrease the Fund's exposure to stock market risk as indicated by statistical models. The Advisor and / or Subadvisor will use these instruments to attempt to maintain a more constant level of risk as measured by certain statistical indicators.

Options and Futures Contracts (Applies to Large Cap Growth)

This Fund may engage in the purchase and sale of stock index futures contracts and options on such futures to reduce market risk of the Fund, as described more fully below.

Futures Transactions. The Fund may purchase and sell stock index futures. The Fund can use financial futures to increase or decrease its exposure to changing security prices. The Fund may use futures and options contracts for the purpose of seeking to reduce the overall investment risk that would otherwise be associated with the securities in which it invests. For example, the Fund may sell a stock index futures contract in anticipation of a general market or market sector decline that might adversely affect prices of the Fund's portfolio securities. Alternatively, the Fund might purchase a stock index futures contract in anticipation of a general market or market sector advance.

A stock index future is a contract to buy or sell the cash value of a specific stock index at a specific price by a specified date. Upon buying or selling a futures contract, the Fund deposits initial margin with its custodian, and thereafter daily payments of maintenance margin are made to and from the executing broker. Payments of maintenance margin reflect changes in the value of the futures contract, with the Fund being obligated to make such payments if its futures position becomes less valuable and entitled to receive such payments if its positions become more valuable.

If the Advisor and / or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, or if the counterparty to the transaction does not perform as promised, these techniques could result in a loss. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Although some of the securities in the stock index underlying a futures contract may not necessarily meet the Fund's social criteria, any such position taken by the Fund will not constitute a direct ownership interest in the securities of the underlying stock index.

Futures contracts are designed by boards of trade, which are designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"). As a series of a registered investment company, the Fund is eligible for exclusion from the CFTC's definition of "commodity pool operator," meaning that the Fund may invest in futures contracts under specified conditions without registering with the CFTC. Futures contracts trade on contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee performance of the contracts.

Options on Stock Index Futures. The Fund may purchase put or call options that are traded on a U.S. exchange or board of trade.

Although some of the securities in the stock index underlying a stock index futures contract may not necessarily meet the Fund's social criteria, any such position taken by the Fund will not constitute a direct ownership interest in the securities of the underlying stock index.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract -- a long position if the option is a call and a short position if the option is a put -- at a specified exercise price at any time during the period of the option. The Fund will pay a premium for such options purchased or sold. In connection with such options bought or sold, the Fund will make initial margin deposits and make or receive maintenance margin payments that reflect changes in the market value of such options. This arrangement is similar to the margin arrangements applicable to futures contracts described above.

Put Options on Stock Index Futures. The purchase of put options on futures contracts is analogous to the sale of futures contracts and is used to protect the Fund's portfolio of securities against the risk of declining prices. The Fund may purchase put options on futures contracts that are already owned by the Fund.

Call Options on Stock Index Futures. The purchase of call options on futures contracts is analogous to the purchase of a futures contract and is used to participate in potential price increases of the underlying index.

Risks of Options and Futures Contracts. Where the Fund has sold futures or taken options positions to hedge against decline in the market, the market may advance and the value of the securities held in the Fund may decline. If this were to occur, the Fund might lose money on the futures contracts or options and also experience a decline in the value of its portfolio securities.

It is possible that there will be imperfect correlation, or even no correlation, between price movements of the investments being hedged and the options or futures used. In addition, the Fund will pay commissions and other costs in connection with such investments, which may increase the Fund's expenses and reduce its yield.

Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index or if dissemination of the current level of an underlying index is interrupted. If this occurs, the Fund would not be able to close out options that it had purchased and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in losses if the underlying index moves adversely before trading resumes.

The purchaser of an index option may also be subject to a timing risk. If an option is exercised by the Fund before final determination of the closing index value for that day, the risk exists that the level of the underlying index may subsequently change. If such a change caused the exercised option to fall out-of- the-money (that is, the exercising of the option would result in a loss, not a gain), the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time, it may not be possible to eliminate this risk entirely, because the exercise cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced. Alternatively, when the index level is close to the exercise price, the Fund may sell rather than exercise the option. Although the markets for certain index option contracts have developed rapidly, the markets for other index options are not as liquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. The Fund will not purchase or sell any index option contract unless and until, in the opinion of the investment manager, the market for such options has developed sufficiently that the risk in connection with such transactions is no greater than the risk in connection with options on stocks.

Where futures are purchased to hedge against a possible increase in the price of a security before the Fund is able to fashion its program to invest in the security or in options on the security, it is possible that the market may decline. If the Fund, as a result, decided not to make the planned investment at that time either because of concern as to the possible further market decline or for other reasons, the Fund could realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

In addition to the possibility that there may be an imperfect correlation or no correlation at all between movements in the stock index future and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with movements in the stock index due to certain market distortions. All participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the index itself and the value of a future. Moreover, the deposit requirements in the futures market are less onerous than margin requirements in the securities market and may therefore cause increased participation by speculators in the futures market. Such increased participation may also cause temporary price distortions.

Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in stock indices and movements in the prices of stock index futures, the value of stock index futures contracts as a hedging device may be reduced. In addition, if the Fund has insufficient available cash, it may at times have to sell securities to meet variation margin requirements. Such sales may have to be effected at a time when it may be disadvantageous to do so.

NON-PRINCIPAL INVESTMENT POLICIES AND RISKS

The following discussion of non-principal investment policies and risks applies to each of the Funds, unless otherwise noted.

Foreign Securities

Investments in foreign securities may present risks not typically involved in domestic investments. The Funds may purchase foreign securities directly, on foreign markets, or those represented by American Depositary Receipts ("ADRs"), or other receipts evidencing ownership of foreign securities, such as International Depositary Receipts and Global Depositary Receipts. ADRs are United States ("U.S.") dollar-denominated and traded in the United States on exchanges or over the counter, and can be either sponsored or unsponsored. The company sponsoring ADR is subject to U.S. reporting requirements and will pay the costs of distributing dividends and materials. With an unsponsored ADR, the U.S. bank will recover costs from the movement of shares and dividends. Less information is normally available on unsponsored ADRs. By investing in ADRs rather than directly in foreign issuers' stock, the Funds may possibly avoid some currency and some liquidity risks. However, the value of the foreign securities underlying the ADR may still be impacted by currency fluctuations. The information available for ADRs is subject to the more uniform and more exacting accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded.

Additional costs may be incurred in connection with international investment since foreign brokerage commissions and the custodial costs associated with maintaining foreign portfolio securities are generally higher than in the United States. Fee expense may also be incurred on currency exchanges when the Funds change investments from one country to another or convert foreign securities holdings into U.S. dollars.

U. S. Government policies have at times, in the past, through imposition of interest equalization taxes and other restrictions, discouraged certain investments abroad by U. S. investors. In addition, foreign countries may impose withholding and taxes on dividends and interest.

Since investments in securities of issuers domiciled in foreign countries usually involve currencies of the foreign countries, and since the Funds may temporarily hold funds in foreign currencies during the completion of investment programs, the value of the assets of the Funds as measured in U. S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. For example, if the value of the foreign currency in which a security is denominated increases or declines in relation to the value of the U.S. dollar, the value of the security in U.S. dollars will increase or decline correspondingly. The Funds will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

The Funds may enter into forward foreign currency contracts for two reasons. First, a Fund may desire to preserve the U. S. dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. The Fund may be able to protect itself against possible losses resulting from changes in the relationship between the U. S. dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of the foreign currency involved in the underlying security transactions.

Second, when the Advisor or Subadvisor believes that the currency of a particular foreign country may suffer a substantial decline against the U. S. dollar, a Fund enters into a forward foreign currency contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. The precise matching of the forward foreign currency contract amounts and the value of the Fund's securities involved will not generally be possible since the future value of the securities will change as a consequence of market movements between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is difficult, and the successful execution of this short-term hedging strategy is uncertain. Although forward foreign currency contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase. The Funds do not intend to enter into such forward contracts under this circumstance on a regular or continuous basis.

Small-Cap Issuers (applies to Large Cap Growth)

See description of "Small-Cap Issuers" in "Supplemental Information on Principal Investment Policies and Risks" above.

Temporary Defensive Positions

For temporary defensive purposes -- which may include a lack of adequate purchase candidates or an unfavorable market environment - the Funds may invest in cash or cash equivalents. Cash equivalents include instruments such as, but not limited to, U.S. government and agency obligations, certificates of deposit, banker's acceptances, time deposits, commercial paper, short-term corporate debt securities, and repurchase agreements. The Funds may invest in money market instruments of banks, whether foreign or domestic, including obligations of U.S. branches of foreign banks ("Yankee" instruments) and obligations of foreign branches of U.S. banks ("Eurodollar" instruments). All such instruments must be high-quality, U.S. dollar-denominated obligations. Although not subject to foreign currency risk since they are U.S. dollar-denominated, investments in foreign money market instruments may involve risks that are different than investments in securities of U.S. issuers. See "Foreign Securities" above. The Funds' investments in temporary defensive positions are generally not FDIC insured, even though a bank may be the issuer.

Repurchase Agreements and Reverse Repurchase Agreements

Each of the Funds may invest less than 20% of its net assets in repurchase and reverse repurchase agreements combined, but typically will invest 10% or less of its net assets in these instruments. Repurchase agreements are arrangements under which the Fund buys a security, and the seller simultaneously agrees to repurchase the security at a mutually agreed-upon time and price reflecting a market rate of interest. Repurchase agreements are short-term money market investments, designed to generate current income. A Fund engages in repurchase agreements in order to earn a higher rate of return than it could earn simply by investing in the obligation which is the subject of the repurchase agreement.

Repurchase agreements are not, however, without risk. In the event of the bankruptcy of a seller during the term of a repurchase agreement, a legal question exists as to whether the Fund would be deemed the owner of the underlying security or would be deemed only to have a security interest in and lien upon such security. The Funds will only engage in repurchase agreements with recognized securities dealers and banks determined to present minimal credit risk by the Advisor under the direction and supervision of the Funds' Board of Directors. In addition, the Funds will only engage in repurchase agreements reasonably designed to secure fully during the term of the agreement the seller's obligation to repurchase the underlying security and will monitor the market value of the underlying security during the term of the agreement. If the value of the underlying security declines and is not at least equal to the repurchase price due the Fund pursuant to the agreement, the Fund will require the seller to pledge additional securities or cash to secure the seller's obligations pursuant to the agreement. If the seller defaults on its obligation to repurchase and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the underlying security.

While an underlying security may bear a maturity in excess of one year, repurchase agreements are generally for periods of less than one year. Repurchase agreements not terminable within seven days are considered illiquid.

Under a reverse repurchase agreement, a Fund sells portfolio securities to a bank or securities dealer and agrees to repurchase those securities from such party at an agreed upon date and price reflecting a market rate of interest. A Fund invests the proceeds from each reverse repurchase agreement in obligations in which it is authorized to invest. A Fund intends to enter into a reverse repurchase agreement only when the interest income provided for in the obligation in which the Fund invests the proceeds is expected to exceed the amount the Fund will pay in interest to the other party to the agreement plus all costs associated with the transactions. The Funds do not intend to borrow for leverage purposes. The Funds will only be permitted to pledge assets to the extent necessary to secure borrowings and reverse repurchase agreements.

During the time a reverse repurchase agreement is outstanding, the Fund will maintain, in a segregated custodial account, an amount of cash, U.S. Government securities, or other liquid, high-quality debt securities equal in value to the repurchase price. The Fund will mark to market the value of assets held in the segregated account and will place additional assets in the account whenever the total value of the account falls below the amount required under applicable regulations.

A Fund's use of reverse repurchase agreements involves the risk that the other party to the agreements could become subject to bankruptcy or liquidation proceedings during the period the agreements are outstanding. In such event, the Fund may not be able to repurchase the securities it has sold to that other party. Under those circumstances, if at the expiration of the agreement such securities are of greater value than the proceeds obtained by the Fund under the agreement, the Fund may have been better off had it not entered into the agreement. However, the Funds will enter into reverse repurchase agreements only with banks and dealers which the Advisor believes present minimal credit risks under guidelines adopted by each Fund's Board of Directors. In addition, a Fund bears the risk that the market value of the securities it sold may decline below the agreed-upon repurchase price, in which case the dealer may request the Fund to post additional collateral.

High Social Impact Investments

The High Social Impact Investments program targets a percentage of a Fund's assets to directly support the growth of community-based organizations for the purposes of promoting business creation, housing development and economic and social development of urban and rural communities. These securities are unrated and are deemed by the Advisor to be the equivalent of non-investment grade debt securities - that is, lower quality debt securities (generally those rated BB or lower by Standard & Poor's ("S&P") or Ba or lower by Moody's Investors Service, Inc. ("Moody's"). These securities are commonly known as "junk bonds". These securities have moderate to poor protection of principal and interest payments and have speculative characteristics. (See Appendix B for a description of the ratings.) Rather than earning a higher rate, as would be expected to compensate for the higher risk (i.e., lower credit quality), they earn a rate of return that is lower than the rate currently earned by high quality U.S. Treasury securities. There is no secondary market for these securities.

The Funds expect to make their High Social Impact Investments primarily through the purchase of notes issued by the Calvert Social Investment Foundation, a non-profit organization, legally distinct from the Funds and Calvert Group, Ltd., organized as a charitable and educational foundation for the purpose of increasing public awareness and knowledge of the concept of socially responsible investing. The Foundation prepares its own careful credit analysis to attempt to identify those community development issuers whose financial condition is adequate to meet future obligations or is expected to be adequate in the future. Through portfolio diversification and credit analysis, investment risk can be reduced, although there can be no assurance that losses will not occur.

Non-Investment Grade Debt Securities

Non-investment grade debt securities are lower quality debt securities (generally those rated BB or lower by S&P or Ba or lower by Moody's, known as "junk bonds"). These securities have moderate to poor protection of principal and interest payments and have speculative characteristics. (See Appendix B for a description of the ratings.) A Fund considers a security to be investment grade if it has received an investment grade rating from at least one nationally recognized statistical rating organization (NRSRO), or is an unrated security of comparable quality. These securities involve greater risk of default or price declines due to changes in the issuer's creditworthiness than investment-grade debt securities. Because the market for lower-rated securities may be thinner and less active than for higher-rated securities, there may be market price volatility for these securities and limited liquidity in the resale market. Market prices for these securities may decline significantly in periods of general economic difficulty or rising interest rates. Unrated debt securities may fall into the lower quality category. Unrated securities usually are not attractive to as many buyers as rated securities are, which may make them less marketable.

The quality limitation set forth in a Fund's investment policy is determined immediately after the Fund's acquisition of a given security. Accordingly, any later change in ratings will not be considered when determining whether an investment complies with the Fund's investment policy. Through portfolio diversification and credit analysis, investment risk can be reduced, although there can be no assurance that losses will not occur.

Warrants

The Funds may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Derivatives

A Fund may use various techniques to increase or decrease its exposure to changing security prices, interest rates, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts and leveraged notes, entering into swap agreements, and purchasing indexed securities. A Fund can use these practices either as substitution or as protection against an adverse move in the Fund to adjust the risk and return characteristics of the Fund. If the Advisor and/or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with a Fund's investments, or if the counterparty to the transaction does not perform as promised, these techniques could result in a loss. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Derivatives are often illiquid.

Options and Futures Contracts (Applies to Small Cap Value and Mid Cap Value)

The Funds may purchase put and call options and engage in the writing of covered call options and secured put options on securities which meet the applicable Fund's social criteria, and employ a variety of other investment techniques. Specifically, the Funds may also engage in the purchase and sale of stock index futures contracts, foreign currency futures contracts, interest rate futures contracts, and options on such futures, as described more fully below.

The Funds may engage in such transactions only to hedge the existing positions in the respective Funds. They may not engage in such transactions for the purposes of speculation or leverage. Such investment policies and techniques may involve a greater degree of risk than those inherent in more conservative investment approaches.

The Funds may write "covered options" on securities in standard contracts traded on national securities exchanges. The Funds may write such options in order to receive the premiums from options that expire and to seek net gains from closing purchase transactions with respect to such options.

Put and Call Options. Each of the Funds may purchase put and call options in standard contracts traded on national securities exchanges on securities of issuers which meet the Fund's social criteria. The Funds will purchase such options only to hedge against changes in the value of securities the Funds hold and not for the purposes of speculation or leverage. By buying a put, a Fund has the right to sell the security at the exercise price, thus limiting its risk of loss through a decline in the market value of the security until the put expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and any profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs.

Each of the Funds may purchase call options on securities which it may intend to purchase and which meet the Fund's social criteria. Such transactions may be entered into in order to limit the risk of a substantial increase in the market price of the security which a Fund intends to purchase. Prior to its expiration, a call option may be sold in a closing sale transaction. Any profit or loss from such a sale will depend on whether the amount received is more or less than the premium paid for the call option plus the related transaction costs.

Covered Options. Each of the Funds may write only covered options on equity and debt securities in standard contracts traded on national securities exchanges. This means that, in the case of call options, so long as a Fund is obligated as the writer of a call option, the Fund will own the underlying security subject to the option and, in the case of put options, the Fund will, through its custodian, deposit and maintain either cash or securities with a market value equal to or greater than the exercise price of the option.

When a Fund writes a covered call option, the Fund gives the purchaser the right to purchase the security at the call option price at any time during the life of the option. As the writer of the option, the Fund receives a premium, less a commission, and in exchange foregoes the opportunity to profit from any increase in the market value of the security exceeding the call option price. The premium serves to mitigate the effect of any depreciation in the market value of the security. Writing covered call options can increase the income of the Fund and thus reduce declines in the net asset value per share of the Fund if securities covered by such options decline in value. Exercise of a call option by the purchaser, however, will cause the Fund to forego future appreciation of the securities covered by the option.

When a Fund writes a covered put option, it will gain a profit in the amount of the premium, less a commission, so long as the price of the underlying security remains above the exercise price. However, the Fund remains obligated to purchase the underlying security from the buyer of the put option (usually in the event the price of the security falls below the exercise price) at any time during the option period. If the price of the underlying security falls below the exercise price, the Fund may realize a loss in the amount of the difference between the exercise price and the sale price of the security, less the premium received.

A Fund may purchase securities which may be covered with call options solely on the basis of considerations consistent with the investment objectives and policies of the Fund. The Fund's turnover may increase through the exercise of a call option; this will generally occur if the market value of a "covered" security increases and the Fund has not entered into a closing purchase transaction.

Risks Related to Options Transactions. The Funds can close out their respective positions in exchange-traded options only on an exchange which provides a secondary market in such options. Although the Funds intend to acquire and write only such exchange-traded options for which an active secondary market appears to exist, there can be no assurance that such a market will exist for any particular option contract at any particular time. This might prevent the Funds from closing an options position, which could impair the Funds' ability to hedge effectively. The inability to close out a call position may have an adverse effect on liquidity because a Fund may be required to hold the securities underlying the option until the option expires or is exercised. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price, price volatility of the underlying security and the time remaining until the expiration date.

Futures Transactions. Each of the Funds may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge against market changes which would adversely affect the securities held by the Fund. These futures contracts may include, but are not limited to, market index futures contracts and futures contracts based on U.S. Government obligations.

A futures contract is an agreement between two parties to buy and sell a security on a future date which has the effect of establishing the current price for the security. Although futures contracts by their terms require actual delivery and acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Upon buying or selling a futures contract, a Fund deposits initial margin with its custodian, and thereafter daily payments of maintenance margin are made to and from the executing broker. Payments of maintenance margin reflect changes in the value of the futures contract, with the Fund being obligated to make such payments if its futures position becomes less valuable and entitled to receive such payments if its positions become more valuable.

The Funds can use these practices only for hedging purposes and not for speculation or leverage. If the Advisor and/or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with a Fund's investments, or if the counterparty to the transaction does not perform as promised, these techniques could result in a loss. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Although some of the securities underlying a futures contract may not necessarily meet the Fund's social criteria, any such hedge position taken by the Fund will not constitute a direct ownership interest in the underlying securities.

Futures contracts are designed by boards of trade which are designated "contracts markets" by the CFTC. As series of a registered investment company, the Funds are eligible for exclusion from the CFTC's definition of "commodity pool operator," meaning that the Funds may invest in futures contracts under specified conditions without registering with the CFTC. Futures contracts trade on contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee performance of the contracts.

Options on Futures Contracts. Each of the Funds may purchase and write put or call options and sell call options on futures contracts in which the Fund could otherwise invest and which are traded on a U.S. exchange or board of trade. The Funds may also enter into closing transactions with respect to such options to terminate an existing position; that is, to sell a put option already owned and to buy a call option to close a position where the Fund has already sold a corresponding call option.

The Funds may only invest in options on futures contracts to hedge their respective existing investment positions and not for income enhancement, speculation, or leverage purposes. Although some of the securities underlying the futures contract underlying the option may not necessarily meet the Funds' social criteria, any such hedge position taken by the Funds will not constitute a direct ownership interest in the underlying securities.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract-a long position if the option is a call and a short position if the option is a put-at a specified exercise price at any time during the period of the option. The Funds will pay a premium for such options purchased or sold. In connection with such options bought or sold, the Funds will make initial margin deposits and make or receive maintenance margin payments which reflect changes in the market value of such options. This arrangement is similar to the margin arrangements applicable to futures contracts described above.

Put Options on Futures Contracts. The purchase of put options on futures contracts is analogous to the sale of futures contracts and is used to protect a Fund's portfolio of debt securities against the risk of declining prices. A Fund may purchase put options and sell put options on futures contracts that are already owned by the Fund. The Funds will only engage in the purchase of put options and the sale of covered put options on market index futures for hedging purposes.

Call Options on Futures Contracts. The sale of call options on futures contracts is analogous to the sale of futures contracts and is used to protect a Fund against the risk of declining prices. The purchase of call options on futures contracts is analogous to the purchase of a futures contract. A Fund may only buy call options to close an existing position where the Fund has already sold a corresponding call option, or for a cash hedge. The Funds will only engage in the sale of call options and the purchase of call options to cover for hedging purposes.

Writing Call Options on Futures Contracts. The writing of call options on futures contracts constitutes a partial hedge against declining prices of the securities deliverable upon exercise of the futures contract. If the futures contract price at expiration is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's securities holdings.

Risks of Options and Futures Contracts. If a Fund has sold futures or takes options positions to hedge against a decline in the market and the market later advances, the Fund may suffer a loss on the futures contracts or options which it would not have experienced if it had not hedged. Correlation is also imperfect between movements in the prices of futures contracts and movements in prices of the securities which are the subject of the hedge. Thus the price of the futures contract or option may move more than or less than the price of the securities being hedged. Where a Fund has sold futures or taken options positions to hedge against decline in the market, the market may advance and the value of the securities held in the Fund may decline. If this were to occur, the Fund might lose money on the futures contracts or options and also experience a decline in the value of its portfolio securities.

The Funds can close out futures positions only on an exchange or board of trade which provides a secondary market in such futures. Although the Funds intend to purchase or sell only such futures for which an active secondary market appears to exist, there can be no assurance that such a market will exist for any particular futures contract at any particular time. This might prevent the Funds from closing a futures position, which could require a Fund to make daily cash payments with respect to its position in the event of adverse price movements.

Options on futures transactions bear several risks apart from those inherent in options transactions generally. The Funds' ability to close out their options positions in futures contracts will depend upon whether an active secondary market for such options develops and is in existence at the time the Funds seek to close their positions. There can be no assurance that such a market will develop or exist. Therefore, the Funds might be required to exercise the options to realize any profit.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

Each Fund has adopted the following fundamental investment restrictions. These restrictions cannot be changed without the approval of the holders of a majority of the outstanding shares of the affected Fund. Reference to the "1940 Act" means the Investment Company Act of 1940, as amended.

(1) Each Fund may not make any investment inconsistent with its classification as a diversified investment company under the 1940 Act.

(2) No Fund may concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the US Government or its agencies or instrumentalities and repurchase agreements secured thereby.)

(3) No Fund may issue senior securities or borrow money, except from banks for temporary or emergency purposes and then only in an amount up to 33 1/3% of the value of a Fund's total assets and except by engaging in reverse repurchase agreements. In order to secure any permitted borrowings and reverse repurchase agreements under this section, the affected Fund may pledge, mortgage or hypothecate its assets.

(4) No Fund may underwrite the securities of other issuers, except as allowed by law or to the extent that the purchase of obligations in accordance with a Fund's investment objective and policies, either directly from the issuer, or from an underwriter for an issuer, may be deemed an underwriting.

(5) No Fund may invest directly in commodities or real estate, although a Fund may invest in financial futures, and in securities which are secured by real estate or real estate mortgages and securities of issuers which invest or deal in commodities, commodity futures, real estate or real estate mortgages.

(6) No Fund may make loans, other than through the purchase of money market instruments and repurchase agreements or by the purchase of bonds, debentures or other debt securities. The purchase of all or a portion of an issue of publicly or privately distributed debt obligations in accordance with a Fund's investment objective, policies and restrictions, shall not constitute the making of a loan.

Under current law, a diversified investment company, with respect to 75% of its assets, can invest no more than 5% of its assets in the securities of any one issuer and may not acquire more than 10% of the voting securities of any issuer. Under current law, "concentrate" means to invest 25% or more in the securities of issuers primarily engaged in any one industry. Under current law a Fund may underwrite securities only in compliance with the conditions of Sections 10(f) and 12(c) of the 1940 Act and the rules thereunder wherein the Fund may underwrite securities to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in selling a portfolio security. For purposes of investment restriction #6 above, the Funds consider a "loan" to be a "loan of money."

Nonfundamental Investment Restrictions

The Board of Directors has adopted the following nonfundamental investment restrictions. A nonfundamental investment restriction can be changed by the Board at any time without a shareholder vote.

(1) Under normal circumstances, the Fund will invest at least 80% of its net assets in large-cap companies (Large Cap Growth only).

(2) Under normal circumstances, the Fund will invest at least 80% of its net assets in small cap companies (Small Cap Value only).

(3) Under normal circumstances, the Fund will invest at least 80% of its net assets in mid-cap companies (Mid Cap Value only).

(4) The Funds may not purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions.

(5) The Funds may not make short sales of securities or maintain a short position if such sales or positions exceed 20% of total assets under management.

(6) A Fund may not enter into a futures contract or an option on a futures contract if the aggregate initial margins and premiums required to establish these positions would exceed 5% of the Fund's net assets.

(7) A Fund may not invest in options or futures on individual commodities if the aggregate initial margins and premiums required to establish such positions exceed 2% of the Fund's net assets.

(8) A Fund may not invest in more than 5% of the value of its net assets in warrants (included in that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange).

(9) A Fund may not purchase illiquid securities if at least 15% of the value of the Fund's net assets would be invested in such securities.

(10) A Fund may not enter into reverse repurchase agreements if the aggregate proceeds from outstanding reverse repurchase agreements, when added to other outstanding borrowings permitted by the 1940 Act, would exceed 33 1/3% of the Fund's total assets. Each Fund will not make any purchases of securities if borrowing exceeds 5% of its total assets.

(11) A Fund may not purchase a put or call option on a security (including a straddle or spread) if the value of that option premium, when aggregated with the premiums on all other options on securities held by the Fund, would exceed 5% of the Fund's total assets.

(12) A Fund may not purchase the obligations of foreign issuers, if as a result, foreign securities would exceed 10% of the value of the Fund's net assets.

(13) The Funds may not purchase or retain securities issued by investment companies for the purpose of exercising control. (Small Cap Value and Mid Cap Value only)

(14) With respect to Fundamental Investment Restriction (3) regarding borrowing, the Funds will aggregate borrowings and reverse repurchase agreements when applying the 33 1/3% limitation, and may only pledge, mortgage or hypothecate assets up to 33 1/3% of the value of the Fund's total assets.

(15) With respect to Fundamental Investment Restriction (6) regarding securities lending, the value of the securities loaned will not exceed 33 1/3% of assets.

Except for the liquidity and borrowing restrictions, any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the applicable percentage occurs immediately after an acquisition of securities or utilization of assets and results therefrom. Note that with respect to the investment restriction on short sales, the Funds have no current intention of making short sales or maintaining short positions.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If for any reason a Fund should fail to qualify, it would be taxed as a corporation at the Fund level, rather than passing through its income and gains to shareholders.

Distributions of realized net capital gains, if any, are normally paid once a year; however, the Funds do not intend to make any such distributions unless available capital loss carryovers, if any, have been used or have expired. As of September 30, 2005, capital loss carryforwards were as follows:

Large Cap Growth Small Cap Value Mid Cap Value	$ 4,143,276 $ 0 $ 0

Generally, dividends (including short-term capital gains) and distributions are taxable to the shareholder in the year they are paid. However, any dividends and distributions paid in January but declared during the prior three months are taxable in the year declared.

The Funds are required to withhold 28% of any reportable dividends and long-term capital gain distributions paid and 28% of each reportable redemption transaction if: (a) the shareholder's social security number or other taxpayer identification number ("TIN") is not provided or an obviously incorrect TIN is provided; (b) the shareholder does not certify under penalties of perjury that the TIN provided is the shareholder's correct TIN and that the shareholder is not subject to backup withholding under section 3406(a)(1)(C) of the Code because of underreporting (however, failure to provide certification as to the application of section 3406(a)(1)(C) will result only in backup withholding on dividends, not on redemptions); or (c) the Funds are notified by the Internal Revenue Service that the TIN provided by the shareholder is incorrect or that there has been underreporting of interest or dividends by the shareholder. Affected shareholders will receive statements at least annually specifying the amount withheld.

In addition, the Funds are required to report to the Internal Revenue Service the following information with respect to each redemption transaction occurring in the Funds: (a) the shareholder's name, address, account number and taxpayer identification number; (b) the total dollar value of the redemptions; and (c) the Fund's identifying CUSIP number.

Certain shareholders are, however, exempt from the backup withholding and broker reporting requirements. Exempt shareholders include: corporations; financial institutions; tax-exempt organizations; individual retirement plans; the U.S., a State, the District of Columbia, a U.S. possession, a foreign government, an international organization, or any political subdivision, agency or instrumentality of any of the foregoing; U.S.-registered commodities or securities dealers; real estate investment trusts; registered investment companies; bank common trust funds; certain charitable trusts; and foreign central banks of issue. Non-resident aliens, certain foreign partnerships and foreign corporations are generally not subject to either requirement but may instead be subject to withholding under sections 1441 or 1442 of the Code. Shareholders claiming exemption from backup withholding and broker reporting should call or write the Funds for further information.

Dividends paid by a Fund may be eligible for the dividends received deduction available to corporate taxpayers. Corporate taxpayers requiring this information may contact Calvert.

NET ASSET VALUE

The public offering price of the shares of each Fund is the respective net asset value per share (plus, for Class A shares, the applicable sales charge). The net asset value fluctuates based on the respective market values of a Fund's investments. The net asset value per share of each of the Funds is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Funds do not determine net asset value on certain national holidays or other days on which the New York Stock Exchange is closed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. A Fund's net asset value per share is determined by dividing total net assets (the value of its assets net of liabilities, including accrued expenses and fees) by the number of shares outstanding for each class.

Below is a specimen price-make-up sheet showing how the Funds calculate the total offering price per share.

Net Asset Value and Offering Price Per Share, as of September 30, 2005

Large Cap Growth
Class A net asset value per share
($ 373,112,834 / 12,723,388 shares)	$ 29.32
Maximum sales charge, Class A
(4.75% of offering price)	$ 1.46
Offering price per share, Class A	$ 30.78

Class B net asset value and offering price per share
($ 29,860,748 / 1,067,452 shares)	$ 27.97

Class C net asset value and offering price per share
($ 41,035,964 / 1,460,171 shares)	$ 28.10

Class I net asset value and offering price per share
($ 109,291,166 / 3,619,129 shares)	$ 30.20

Small Cap Value
Class A net asset value per share
($ 19,060,236 / 1,179,366 shares)	$ 16.16
Maximum sales charge, Class A
(4.75% of offering price)	$ 0.81
Offering price per share, Class A	$ 16.97

Class C net asset value and offering price per share
($ 203,058 / 12,620 shares)	$ 16.09

Class I net asset value and offering price per share
($ 1,749,864 / 107,887 shares)	$ 16.22

Mid Cap Value
Class A net asset value per share
($ 19,362,069 / 1,128,166 shares)	$ 17.16
Maximum sales charge, Class A
(4.75% of offering price)	$ 0.86
Offering price per share, Class A	$ 18.02

Class C net asset value and offering price per share
($ 381,817 / 22,343 shares)	$ 17.09

Class I net asset value and offering price per share
($ 345,771 / 20,105 shares)	$ 17.20

CALCULATION OF TOTAL RETURN

The Funds may each advertise "total return." Total return is calculated separately for each class. Total return differs from yield in that yield figures measure only the income component of a Fund's investments, while total return includes not only the effect of income dividends but also any change in net asset value, or principal amount, during the stated period. Total return is computed by taking the total number of shares purchased by a hypothetical $1,000 investment after deducting any applicable sales charge, adding all additional shares purchased within the period with reinvested dividends and distributions, calculating the value of those shares at the end of the period, and dividing the result by the initial $1,000 investment. Note: "Total Return" as quoted in the Financial Highlights section of the Fund's Prospectus and Annual Report to Shareholders, however, per SEC instructions, does not reflect deduction of the sales charge, and corresponds to "return without maximum load" (or "w/o max load" or "at NAV") as referred to herein. For periods of more than one year, the cumulative total return is then adjusted for the number of years, taking compounding into account, to calculate average annual total return during that period.

Total return before taxes is computed according to the following formula:

P(1 + T)n = ERV

where P = a hypothetical initial payment of $1,000; T = total return; n = number of years; and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

Total return after taxes on distributions is computed according to the following formula:

P(1 +T)n = ATV D

where P = a hypothetical initial payment of $1,000; T = average annual total return (after taxes on distributions); n = number of years and ATV D = the ending value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of such periods (or portions thereof if applicable) after taxes on fund distributions but not after taxes on redemption.

Total return after taxes on distributions and sale of fund shares is computed according to the following formula:

P(1 +T)n = ATV DR

where P = a hypothetical initial payment of $1,000; T = average annual total return (after taxes on distributions and redemption); n = number of years and ATV DR = the ending value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of such periods (or portions thereof if applicable), after taxes on fund distributions and redemption.

Total return is historical in nature and is not intended to indicate future performance. All total return quotations, including returns after taxes, reflect the deduction of the Fund's maximum sales charge ("return with maximum load"), except quotations of return "without maximum load" (or "without CDSC" or "at NAV") which do not deduct a sales charge. Return without maximum load, which will be higher than total return, should be considered only by investors, such as participants in certain pension plans, to whom the sales charge does not apply, or for purposes of comparison only with comparable figures which also do not reflect sales charges, such as Lipper averages. Thus, in the formula above, for return without maximum load, P = the entire $1,000 hypothetical initial investment and does not reflect the deduction of any sales charge; for return with maximum load, P = a hypothetical initial investment of $1,000 less any sales charge actually imposed at the beginning of the period for which the performance is being calculated. Class I shares do not have a sales charge.

Large Cap Growth

In the table below, after-tax returns are shown only for Class I shares. In addition, the standardized total return for Class A and Class I shares is "linked" to the total return of the Fund's predecessor, the Social Responsibility Portfolio of Bridgeway Fund, Inc., and for Class A, is adjusted to show the sales charge. Please note that current expenses for the Class I shares of Large Cap Growth are contractually capped at 0.90%, less than what they were for the Bridgeway Social Responsibility Portfolio and therefore, actual performance would have differed. Returns for the Fund's shares for the periods indicated are as follows:

Large Cap Growth Before Taxes

Periods Ended	Class A*		Class B		Class C		Class I
September 30, 2005	Total Return		Total Return		Total Return		Total Return
	With	Without	With	Without	With	Without
	Maximum Load		CDSC		CDSC
One year	14.62%	20.35%	14.17%	19.17%	18.32%	19.32%	21.04%
Five years	-2.66%	-1.71%	N/A	N/A	N/A	N/A	-1.13%
Ten years	10.74%	11.29%	N/A	N/A	N/A	N/A	11.61%
From inception**	-1.35%	12.56%	-1.73%	-1.33%	-1.23%	-1.23%	12.86%

* Pursuant to an Agreement and Plan of Reorganization, the Bridgeway Social Responsibility Portfolio was reorganized into the Class I shares of Large Cap Growth, which commenced operations on 10/31/00. The performance results prior to 10/31/00 for Class A shares and Class I shares of Large Cap Growth reflect the performance of the Bridgeway Social Responsibility Portfolio. Past performance is no guarantee of future results.
Large Cap Growth After Taxes on Distributions
Periods Ended	Class I
September 30, 2005	Total Return
One year	19.56%
Five years	-1.67%
Ten years	10.94%

Large Cap Growth After Taxes on Distributions and Sale of Fund Shares
Periods Ended	Class I
September 30, 2005	Total Return
One year	12.71%
Five years	-1.18%
Ten years	10.03%

** (October 31, 2000 for Class A, B and C)

(August 5, 1994 for Class I)

Small Cap Value and Mid Cap Value

In the tables below, after-tax returns are shown only for Class A shares. Returns for each Fund's shares for the periods indicated are as follows:
Small Cap Value Before Taxes

	Class A		Class C		Class I
Periods Ended September 30, 2005	Total Return		Total Return		Total Return
	With	Without	With	Without
	Maximum Load		CDSC
One year	N/A	N/A	N/A	N/A	N/A
Five years	N/A	N/A	N/A	N/A	N/A
Ten years	N/A	N/A	N/A	N/A	N/A
From inception*	2.60%	7.73%	1.48%	2.48%	10.42%

Small Cap Value After Taxes on Distributions
Periods Ended	Class A
September 30, 2005	Total Return
With Maximum Load
One year	N/A
Five years	N/A
Ten years	N/A
From inception*	2.60%

Small Cap Value After Taxes on Distributions and Sale of Fund Shares
Periods Ended	Class A
September 30, 2005	Total Return
With Maximum Load
One year	N/A
Five years	N/A
Ten years	N/A
From inception*	1.69%

*	(October 1, 2004 for Class A)
(April 1, 2005 for Class C)
(April 29, 2005 for Class I)

Mid Cap Value Before Taxes

Periods Ended	Class A		Class C		Class I
September 30, 2005	Total Return		Total Return		Total Return
	With	Without	With	Without
	Maximum Load		CDSC
One year	N/A	N/A	N/A	N/A	N/A
Five years	N/A	N/A	N/A	N/A	N/A
Ten years	N/A	N/A	N/A	N/A	N/A
From inception*	8.95%	14.40%	1.83%	2.83%	2.99%

Mid Cap Value After Taxes on Distributions
Periods Ended	Class A
September 30, 2005	Total Return
With Maximum Load
One year	N/A
Five years	N/A
Ten years	N/A
From inception*	8.95%

Mid Cap Value After Taxes on Distributions and Sale of Fund Shares
Periods Ended	Class A
September 30, 2005	Total Return
With Maximum Load
One year	N/A
Five years	N/A
Ten years	N/A
From inception*	5.82%

*	(October 1, 2004 for Class A)
(April 1, 2005 for Class C)
(June 27, 2005 for Class I)

Total return, like net asset value per share, fluctuates in response to changes in market conditions. Total return for any particular time period should not be considered an indication of future return.

PURCHASE AND REDEMPTION OF SHARES

Each Fund has authorized one or more broker/dealers to accept on its behalf purchase and redemption orders. Such broker/dealers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker/dealer, or if applicable, a broker/dealer's authorized designee, accepts the order in good order. The customer orders will be priced at the Fund's Net Asset Value next computed after they are accepted by an authorized broker/dealer or the broker/dealer's authorized designee.

The Funds have no arrangement with any person to permit frequent purchases and redemptions of Fund shares.

Share certificates will not be issued unless requested in writing by the investor. If share certificates have been issued, then the certificate must be delivered to the Fund's transfer agent with any redemption request. This could result in delays. If the certificates have been lost, the shareholder will have to pay to post an indemnity bond in case the original certificates are later presented by another person. No certificates will be issued for fractional shares.

Each Fund has filed a notice of election under Rule 18f-1 with the Securities and Exchange Commission (the "Commission"). The notice states that the Fund may honor redemptions that, during any 90-day period, exceed $250,000 or 1% of the net asset value of the Fund, whichever is less, by redemptions-in-kind (distributions of a pro rata share of the portfolio securities, rather than cash).

See the prospectus for additional details on purchases and redemptions.

DIRECTORS AND OFFICERS

The Board of Directors supervises the respective Fund's activities and reviews its contracts with companies that provide it with services. Business information is provided below about the Directors. "Disinterested" Directors refers to those Directors who are not interested persons as that term is defined in the 1940 Act and the rules thereunder.
(Not Applicable to Officers)
	Position	Position		# of Calvert
Name &	with	Start	Principal Occupation	Portfolios	Other
Date of Birth	Fund	Date	During Last 5 Years	Overseen	Directorships
DISINTERESTED DIRECTORS
REBECCA ADAMSON AGE: 56	Director	2000	President of the national non-profit, First Nations Financial Project. Founded by her in 1980, First Nations is the only American Indian alternative development institute in the country.	14	Tom's of Maine Calvert Foundation
RICHARD L. BAIRD, JR. AGE: 57	Director	2005	President and CEO of Adagio Health Inc. (formerly Family Health Council, Inc.) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services.	26
FREDERICK A. DAVIE, JR. AGE: 49	Director	2005	Vice President of Public/Private Ventures since June, 2001. He was formerly Program Officer for the Ford Foundation and prior to that he served as Deputy Borough President for the Borough of Manhattan.	14	Auburn Seminary FoodChange Faith Center for Community Development
JOHN GUFFEY, JR. AGE: 57	Director	2005	Treasurer and Director of Silby, Guffey and Co., Inc. a venture capital firm (inactive as of 2003). President, Aurora Press, Inc., 2002.	26	Ariel Funds (3) Calvert Foundation Calvert Ventures, LLC
MILES DOUGLAS HARPER, III AGE: 43	Director	2000	Partner, Gainer Donnelly & Desroches (public accounting firm) since January 1999.	14	Bridgeway Funds (11)
JOY V. JONES AGE: 55	Director	2000	Attorney and entertainment manager in New York City.	14	Chair, Advisory Board of Lienhard School of Nursing, Pace University Director, The Twenty-First Century Foundation
TERRENCE J. MOLLNER, Ed.D. AGE: 61	Director	2005	Founder, Chairperson, and President of Trusteeship Institute, Inc., a diverse foundation known principally for its consultation to corporations converting to cooperative employee-ownership and the development of socially and spiritually responsible investment vehicles.	14	Hampshire County United Way Cyberlore Studies, Inc. Calvert Foundation Ben & Jerry's Homemade, Inc.
SYDNEY AMARA MORRIS AGE: 56	Director	2005	She currently serves as Parish Minister to the Keweenaw Unitarian Universalist Fellowship in Houghton, MI. She previously served as Senior Minister of the Unitarian Church of Vancouver and as Minister of the Unitarian-Universalist Fellowship of Ames, IA. Rev. Morris is a graduate of Harvard Divinity School.	14
RUSTUM ROY AGE: 81	Director	2005	Evan Pugh Professor of the Solid State and of Geo-chemistry Emeritus, at Pennsylvania State University, Distinguished Professor of materials, Arizona State University; & visiting Professor of Medicine, University of Arizona.	14	Chairperson, Friends of Health Chairperson, Campaign for Better Health
TESSA TENNANT AGE: 46	Director	2005	Chair of ASrIA Ltd., a not-for-profit membership organization for Socially Responsible Investing (SRI), serving the Asia Pacific region. Previously, Ms. Tennant served as Head of SRI Policy for Henderson Investors, U.K. and Head of green and ethical investing for National Provident Investment Managers Ltd. Initially, Ms. Tennant headed the Environmental Research Unit of Jupiter Tyndall Merlin Ltd., and served as Director of Jupiter Tyndall Merlin investment managers.	14	Solar Century Company, Ltd. Robeco Sustainable Equity Fund
INTERESTED DIRECTORS
BARBARA J. KRUMSIEK AGE: 53	Director, Chair & President	2000	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	40	Calvert Foundation
D. WAYNE SILBY, Esq. AGE: 57	Director	2000	Mr. Silby is Chairman of GroupServe Foundation, a software company focused on collaborative tools for non-profit groups. He was an officer and director of Silby, Guffey and Co., Inc., a venture capital firm. (inactive as of 2003)	26	UNIFI Mutual Holding Company Calvert Foundation Grameen Foundation USA GroupServe Foundation
OFFICERS
KAREN BECKER Age: 53	Chief Compliance Officer	2005	Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 47	Assistant Vice President & Assistant Secretary	2000	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
IVY WAFFORD DUKE, Esq. AGE: 37	Assistant Vice President & Assistant Secretary	2000	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
STEVEN A. FALCI AGE: 46	Vice President	2003	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2003, Mr. Falci was SVP and Senior Portfolio Manager at Principal Mellon Equity Associates.
TRACI L. GOLDT AGE: 32	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd. Prior to joining Calvert in 2001, Ms. Goldt was Senior Project Manager for Backwire.com, and Project Manager for marchFIRST.
DANIEL K. HAYES AGE: 55	Vice President	2000	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA AGE: 41	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. AGE: 35	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd. Prior to joimimg Calvert in 2002, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo.
JANE B. MAXWELL, Esq. AGE: 53	Assistant Secretary	2005	Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester, LLP.
CATHERINE P. ROY AGE: 49	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 58	Vice President & Secretary	2000	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA AGE: 53	Treasurer	2000	Senior Vice President and Chief Financial Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 44	Fund Controller	2000	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

*Ms. Krumsiek is an interested person of the Funds since she is an Officer and Director of each Fund's Advisor and its affiliates. Mr. Silby is an interested person of the Funds since he is a director of the parent company of each Fund's Advisor.

The address of the Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814, with the exception of Mr. Silby, whose address is 1715 18th Street, N.W., Washington, DC 20009. Directors and Officers as a group own less than 1% of any class of each Fund's outstanding shares.

The Board of Directors has the following standing Committees:


  Governance Committee - Addresses matters of fund governance, including policies on Director compensation and on Board and Committee structure and responsibilities; the functions of the Governance Committee of the Board also include those of a Nominating Committee, e.g., handling initiation and consideration of nominations for the appointment or election of disinterested Directors of the Board. Previously the disinterested Directors of the Board functioned as a Governance Committee, as well as a Nominating Committee. The disinterested Directors met four times in the past fiscal year. As of December 31, 2005, Mesdames Jones, Adamson, Tennant and Rev. Morris, and Messrs. Baird, Mollner, Davie, Harper, Roy, and Guffey comprise the Governance Committee.
  Audit Committee -- Functions include the following: to approve and recommend to the Board independent public accountants to conduct the annual audit of each Fund's financial statements; review with the independent public accountants the outline, scope and results of the annual audit; and review the performance and fees charged by the independent public accountants for professional services. In addition, the Audit Committee meets with the Fund's independent public accountants and representatives of Fund management to review accounting activities and areas of financial reporting and control. It met five times in the past fiscal year. As of December 31, 2005, Messrs. Baird, Davie, Harper and Guffey comprise the Audit Committee.
  New Opportunities Committee -- Serves as a forum for addressing novel, unique opportunities presented to the Calvert Funds in the social arena. It met one time in the past fiscal year. As of December 31, 2005, Ms. Tennant, Ms. Adamson, Ms. Jones and Mr. Davie comprise this Committee.

  International Committee -- Considers international issues as they emerge that may impact the Funds. It met one time in the past fiscal year. As of December 31, 2005, Rev. Morris, Dr. Mollner and Messrs. Silby and Roy comprise this Committee.


The Board of Directors of the Funds has retained Lipper Analytical Services, Inc. to provide the Board with an independent analysis of investment performance and expenses for each Fund, in connection with the Board's annual consideration of the renewal of the Funds' investment advisory, subadvisory, administrative services, underwriting and shareholder servicing agreements, as required by section 15(c) of the 1940 Act.

The Directors owned shares in the Funds and in all other Calvert Funds for which they serve on the Board, in the following amounts as of December 31, 2005:

Large Cap Growth
	Dollar Range of	Aggregate Dollar Range of Equity Securities
	Equity Securities	in all Registered Investment Companies Overseen
Name of Director	in the Fund	By Director in Calvert Family of Funds
Disinterested Directors
Rebecca Adamson	$10,001-$50, 000	>$100,000
Richard L. Baird, Jr.	$1-$10,000	>$100,000
Frederick A. Davie, Jr.	None	$50,001-$100,000
John G. Guffey, Jr.	$10,001-$50, 000	>$100,000
Miles Douglas Harper, III	$50,001-$100,000	$50,001-$100,000
Joy V. Jones	>$100,000	>$100,000
Terrence J. Mollner, Ed.D.	None	>$100,000
Sydney Amara Morris	$1-$10,000	$50,001-$100,000
Rustum Roy	None	>$100,000
Tessa Tennant	None	>$100,000
Interested Directors
D. Wayne Silby, Esq.	$10,001-$50, 000	>$100,000
Barbara J. Krumsiek	$50,001-$100,000	>$100,000

Small Cap Value
	Dollar Range of	Aggregate Dollar Range of Equity Securities
	Equity Securities	in all Registered Investment Companies Overseen
Name of Director	in the Fund	By Director in Calvert Family of Funds
Disinterested Directors
Rebecca Adamson	None	>$100,000
Richard L. Baird, Jr.	None	>$100,000
Frederick A. Davie, Jr.	None	$50,001-$100,000
John G. Guffey, Jr.	$10,001-$50,000	>$100,000
Miles Douglas Harper, III	None	$50,001-$100,000
Joy V. Jones	None	>$100,000
Terrence J. Mollner, Ed.D.	None	>$100,000
Sydney Amara Morris	None	$50,001-$100,000
Rustum Roy	None	>$100,000
Tessa Tennant	None	>$100,000
Interested Directors
D. Wayne Silby, Esq.	$10,001-$50,000	>$100,000
Barbara J. Krumsiek	$50,001-$100,000	>$100,000

Mid Cap Value
	Dollar Range of	Aggregate Dollar Range of Equity Securities
	Equity Securities	in all Registered Investment Companies Overseen
Name of Director	in the Fund	By Director in Calvert Family of Funds
Disinterested Directors
Rebecca Adamson	None	>$100,000
Richard L. Baird, Jr.	None	>$100,000
Frederick A. Davie, Jr.	None	$50,001-$100,000
John G. Guffey, Jr.	$10,001-$50,000	>$100,000
Miles Douglas Harper, III	None	$50,001-$100,000
Joy V. Jones	None	>$100,000
Terrence J. Mollner, Ed.D.	None	>$100,000
Sydney Amara Morris	None	$50,001-$100,000
Rustum Roy	None	>$100,000
Tessa Tennant	None	>$100,000
Interested Directors
D. Wayne Silby, Esq.	$10,001-$50,000	>$100,000
Barbara J. Krumsiek	$50,001-$100,000	>$100,000

Directors not affiliated with the Advisor may elect to defer receipt of all or a percentage of their fees and deem such deferred amounts to be invested in any fund in the Calvert Family of Funds through the Directors' Deferred Compensation Plan. Management believes this will have a negligible effect on each Fund's assets, liabilities, net assets, and net income per share.

Director Compensation Table

Calvert Impact Fund, Inc.

The following tables (unaudited numbers) set forth information describing the compensation of each Director for his/her services to the Funds for each Fund's most recent fiscal year ended September 30, 2005.

	Rebecca Adamson		Miles Douglas Harper, III		Joy V. Jones		Barbara J. Krumsiek*
Fund Name	Aggregate Compensation (includes deferred compensation)	Pension or Retirement Benefits (i.e., deferred compensation)**	Aggregate Compensation (includes deferred compensation)	Pension or Retirement Benefits (i.e., deferred compensation)**	Aggregate Compensation (includes deferred compensation)	Pension or Retirement Benefits (i.e., deferred compensation)**	Aggregate Compensation (includes deferred compensation)	Pension or Retirement Benefits (i.e., deferred compensation)
Calvert Large Cap Growth Fund	$9,830	$3,932	$9,830	$9,830	$9,830	$9,830	$0	$0
Calvert Mid Cap Value Fund	$74	$30	$74	$74	$74	$74	$0	$0
Calvert Small Cap Value Fund	$96	$38	$96	$96	$96	$96	$0	$0
Total Compensation from Fund Complex***	$50,000		$10,000		$53,000		$0
	D. Wayne Silby, Esq.*
Fund Name	Aggregate Compensation (includes deferred compensation)	Pension or Retirement Benefits (i.e., deferred compensation)**
Calvert Large Cap Growth Fund	$9,830	$7,421
Calvert Mid Cap Value Fund	$74	$57
Calvert Small Cap Value Fund	$96	$73
Total Compensation from Fund Complex***	$93,750

*Ms. Krumsiek is an interested person of the Funds since she is an Officer and Director of the Advisor and its affiliates. Mr. Silby is an interested person of the Funds since he is a Director of the parent company of the Advisor.

**Ms. Adamson and Ms. Jones and Messrs. Harper and Silby have chosen to defer a portion of their compensation. As of September 30, 2005, total deferred compensation for service on all applicable Calvert Fund Boards, including dividends and capital appreciation, was $135,576.79; $231,291.94; $46,803.88; and $268,904.83 for each of them, respectively.

*** As of September 30, 2005, the Fund Complex consisted of forty-one (41) Funds.

NOTE: Messrs. Baird, Davie, Guffey and Roy, Dr. Mollner, Ms. Morris and Ms. Tennant did not receive compensation for the fiscal year ended September 30, 2005 because they first became Board members on December 2, 2005.

INVESTMENT ADVISOR AND SUBADVISORS

The Funds' Investment Advisor is Calvert Asset Management Company, Inc., a subsidiary of Calvert Group Ltd., which is a subsidiary of UNIFI Mutual Holding Company. Under the Investment Advisory Agreement with respect to the Funds, the Advisor provides investment advice to the Funds and oversees the day-to-day operations, subject to the supervision and direction of the Board of Directors. The Advisor provides the Funds with investment supervision and management, and office space; furnishes executive and other personnel to the Funds; and pays the salaries and fees of all Directors who are employees of the Advisor or its affiliates. The Funds pay all their other respective administrative and operating expenses, including: custodial, registrar, dividend disbursing and transfer agency fees; administrative service fees; fund accounting fees; federal and state securities registration fees; salaries, fees and expenses of Directors, executive officers and employees of the Funds, who are not employees of the Advisor or of its affiliates; insurance premiums; trade association dues; legal and audit fees; interest, taxes and other business fees; expenses of printing and mailing reports, notices, prospectuses, and proxy material to shareholders; annual shareholders' meeting expenses; and brokerage commissions and other costs associated with the purchase and sale of portfolio securities. As explained in the prospectus fee table footnotes, the Funds have an expense offset arrangement with the custodian bank whereby the custodian and transfer agent fees may be paid indirectly by credits on the Funds' uninvested cash balances. These credits are used to reduce Fund expenses. In those Funds where the total annual fund operating expenses are subject to a contractual expense limitation, the Advisor could be deemed to have an incentive to leave greater balances at the custodian, since it receives the benefit of any expense offset credit. The Board of Directors periodically reviews and evaluates the expense offset arrangement.

Under the Investment Advisory Agreement, for its services, the Advisor receives an annual fee, payable monthly, of 0.25% of Large Cap Growth's average daily net assets; 0.75% of Small Cap Value's average daily net assets; and 0.65% of Mid Cap Value's average daily net assets. The Advisor reserves the right to (i) waive all or a part of its fee; (ii) reimburse a Fund for expenses; and (iii) pay broker/dealers in consideration of their promotional or administrative services. The Advisor may, but is not required to, waive current payment of its fees, or reimburse expenses of the Fund, except as noted in the Fund's prospectus. Advisory fees are allocated among classes as a Fund-level expense based on net assets.

The following chart shows the Investment Advisory fees paid to the Advisor by the Funds for the past three fiscal years.

	2003	2004	2005
Large Cap Growth	$52,387	$163,880	$809,353
Small Cap Value	N/A	N/A	$76,437
Mid Cap Value	N/A	N/A	$69,244

Subadvisors

Bridgeway Capital Management, Inc. ("BCM") is controlled by John Montgomery and his family. The Subadvisor receives a subadvisory fee, paid by Large Cap Growth. The Investment Subadvisory Agreement between BCM and the Fund provides that the BCM is entitled to a base annual fee ("Base Fee"), payable monthly, of 0.45% of the Fund's average daily net assets. BCM may earn (or have its base fee reduced by) a performance fee adjustment ("Performance Fee"), which shall vary with the Fund's performance over a "performance period" as compared to a "benchmark index" and will range from a minimum of -0.25% to a maximum of +0.25% based on the extent to which performance exceeds or trails the S&P 500 Index.

The performance rate adjustment is 5.00% times the difference between the performance of the Fund and that of the benchmark index, except that there is no performance adjustment if the difference between the Fund performance and the benchmark index performance is less than or equal to 2%. The performance period is the most recent one-year period ending on the last day of the previous month that the New York Stock Exchange was open for trading. For example, assume the difference between the performance of the Fund and the benchmark index is a positive 3.00% for the rolling one-year period. The performance fee factor is then calculated by multiplying the 3.00% times a performance rate adjustment of 5.00%, resulting in a positive performance factor of 0.15% or 15 basis points. The 15 basis points is then multiplied by the rolling one-year average net assets, divided by the days in the current fiscal year and multiplied by the days in the current month. The Fund would have to outperform the benchmark index by 5.00% in order to reach the maximum performance fee adjustment. For purposes of calculating the base fee, net assets are averaged over the most recent month of the rolling one-year period. The Fund will not incur a performance fee adjustment when the 12-month return of the Fund is within an absolute 2% of the benchmark (i.e. if the S&P 500 returns 10%, the Fund's management fee will not be adjusted if the Fund's return is between 8% to 12%). In developing this formula, the Advisor and Subadvisor and the Board of Directors determined that the returns within this range were judged to be more random and not a result of specific investment performance.

For purposes of calculating the performance fee, net assets are averaged over the rolling one-year performance period. Under this performance fee arrangement, if the Fund's returns exceed the S&P 500 Index, Bridgeway is entitled to receive a performance fee even if the Fund's returns are negative.

Channing Capital Management, LLC ("Channing") is controlled by Eric Taylor McKissack. Channing receives a fee, payable monthly by the Advisor, of 0.60% of Small Cap Value's first $10 million of average net assets it manages, 0.50% of the next $40 million of such assets, and 0.40% of any such assets over $50 million. It receives a fee, payable monthly by the Advisor, of 0.45% of Mid Cap Value's first $10 million of average net assets it manages, 0.35% of the next $40 million of such assets, and 0.25% of any such assets over $50 million.

Calvert Impact Fund, Inc. has received an exemptive order to permit it and the Advisor to enter into and materially amend the respective Investment Subadvisory Agreements for its Funds without shareholder approval. Within 90 days of the hiring of any Subadvisor or the implementation of any proposed material change in the Investment Subadvisory Agreement, the affected Fund will furnish its shareholders information about the new Subadvisor or Investment Subadvisory Agreement that would be included in a proxy statement. Such information will include any change in such disclosure caused by the addition of a new Subadvisor or any proposed material change in the Investment Subadvisory Agreement of the Fund. The Fund will meet this condition by providing shareholders, within 90 days of the hiring of the Subadvisor or implementation of any material change to the terms of an Investment Subadvisory Agreement, with an information statement to this effect.

PORTFOLIO MANAGER DISCLOSURE

Additional information about each Fund's Portfolio Managers, identified in the prospectus of the Fund, is provided below.

A. Other Accounts Managed by Portfolio Managers of the Funds

The following Portfolio Managers of the Funds are also primarily responsible for day-to-day management of the portfolios of the other accounts indicated below. This information includes accounts managed by any group which includes the identified Portfolio Manager. The "Other Accounts" category includes accounts managed in the Portfolio Manager's personal as well as professional capacities.

LARGE CAP GROWTH

Bridgeway:
John Montgomery
Accounts Managed other than Calvert Large Cap Growth as of September 30, 2005	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	11	0	26
Total Assets in Other Accounts Managed	$1.9 billion	$0	$137.5 million
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	7	0	23
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$1.01 billion	$0	$126.49 million

CALVERT SMALL CAP VALUE

Channing:
Eric T. McKissack, CFA and Wendell E. Mackey, CFA
Accounts Managed other than Calvert Small Cap Value as of September 30, 2005	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	2	0	23
Total Assets in Other Accounts Managed	$121.2 million	$0	$347.3 million
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	1
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	0	$0	$13.1 million

CALVERT MID CAP VALUE

Channing:
Eric T. McKissack, CFA and Wendell E. Mackey, CFA
Accounts Managed other than Calvert Mid Cap Value as of September 30, 2005	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	2	0	23
Total Assets in Other Accounts Managed	$121 million	$0	$347.3 million
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	1
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$0	$0	$13.1 million

B. Potential Conflicts of Interest in Managing a Fund and Other Accounts

The following describes material conflicts of interest as of September 30, 2005 which may potentially arise in connection with the management of a Fund's investments by a Portfolio Manager and that individual's simultaneous management of the investments of any other accounts listed in this SAI. See "Other Accounts Managed by Portfolio Managers of the Funds" above.

CALVERT LARGE CAP GROWTH

Bridgeway:
John Montgomery

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. Set forth below is a description of material conflicts of interest that may arise in connection with a portfolio manager who manages multiple funds and/or other accounts:

  The management of multiple funds and/or other accounts may result in a portfolio manager devoting varying periods of time and attention to the management of each fund and/or other account. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The Subadvisor believes this problem may be significantly mitigated by its use of quantitative models, which drive stock picking decisions of its actively managed funds.

  If a portfolio manager identifies an investment opportunity that may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. Accordingly, the Subadvisor has developed guidelines to address the priority order in allocating investment opportunities.

  At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds or other accounts for which he exercises investment responsibility, or may decide that certain of the funds or other accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or other accounts, which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other funds or accounts.

  With respect to securities transactions for Calvert Large Cap Growth, the Subadvisor determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. The Subadvisor may place separate, non-simultaneous, transactions for the Fund and another mutual fund or account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other mutual fund or account. The Subadvisor seeks to mitigate this problem through a random rotation of order in the allocation of executed trades.

  With respect to securities transactions for the Fund, the Subadvisor determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Subadvisor may be limited by the client with respect to the selection of brokers. In these cases, the Subadvisor or its affiliates may place separate, non-simultaneous, transactions for the Fund and another mutual fund or account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other mutual fund or account.

  The appearance of a conflict of interest may arise where the Subadvisor has an incentive, such as a performance based management fee (similar to that charged Calvert Large Cap Growth) or other differing fee structure, which relates to the management of one fund or other account but not all funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

The Subadvisor has adopted certain compliance policies and procedures that are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which an actual or potential conflict may arise.

CALVERT SMALL CAP VALUE and CALVERT MID CAP VALUE

Channing:
Eric T. McKissack, CFA and Wendell E. Mackey, CFA

When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. Channing has adopted policies and procedures designed to address these potential material conflicts. For instance, portfolio managers within Channing are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, Channing utilizes a system (pro rata) for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

Whenever a portfolio manager manages other accounts, including accounts that pay higher fees or accounts that pay performance-based fees, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Fund and the investment strategy of the other accounts and potential conflicts in the allocation of investment opportunities between the Fund and such other accounts. Channing believes several factors limit the presence of conflicts between the Fund and other similar stock accounts managed by the portfolio management team or individual members of the team. First, discipline and constraints are imposed because the investment programs of the Fund and other similar accounts are determined based on quantitative models. Second, all portfolio management team members are aware of and abide by Channing's trade allocation procedures, which seek to ensure fair allocation of investment opportunities among all accounts. Performance attribution with full transparency of holdings and identification of contributors to gains and losses act as important controls on conflicts that might otherwise exist where similar accounts are traded in a common trading environment. Performance dispersion among accounts employing the same investment strategy but with different fee structures is periodically examined by Channing's portfolio managers and its investment team to ensure that any divergence in expected performance is adequately explained by differences in the client's investment guidelines and timing of cash flows.

C. Compensation of Portfolio Managers of the Funds

Set forth below are the structure of and method used to determine (1) the cash and non-cash compensation received by each Portfolio Manager from a Fund, the Advisor or Subadvisor (if any) of the Fund, or any other sources with respect to management of the Fund, and (2) the cash and non-cash compensation received by the Portfolio Manager from any other accounts listed in this SAI. See "Other Accounts Managed by Portfolio Managers of the Funds" above.

CALVERT LARGE CAP GROWTH

Bridgeway:
John Montgomery
Compensation with Respect to Management of Calvert Large Cap Growth and Other Accounts as of September 30, 2005
Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary	Bridgeway

A function of industry salary rates and individual performance as measured against yearly goals. These goals typically include measures for integrity, communications (internal and external), teamwork, leadership and investment performance of their respective funds.

Bonus	Bridgeway

The bonus portion of compensation also is a function of industry salary rates as well as the overall profitability of the Sub-Adviser relative to peer companies. The Sub-Adviser's profitability is primarily affected by a) assets under management, b) management fees, for which some actively managed mutual funds have performance based fees relative to stock market benchmarks, c) operating costs of the Sub-Adviser and d) because the Sub-Adviser is an S-corporation, the amount of distributions to be made by the Sub-Adviser to its shareholders at least sufficient to satisfy the payment of taxes due on the Sub-Adviser's income that is taxed to its shareholders under Subchapter S of the Internal Revenue Code.

Deferred Compensation	None	N/A
Other Compensation or Benefits Not Generally Available to All Salaried Employees	Bridgeway

All investment management team members participate in long-term incentive programs including a Simplified Employee Pension Individual Retirement Account (SEP IRA). Investment team members also participate in an Employee Stock Ownership Program and Phantom Stock Program.

CALVERT SMALL CAP VALUE and CALVERT MID CAP VALUE

The following compensation information is identical with respect to Calvert Small Cap Value and Calvert Mid Cap Value, as well as the respective Other Accounts listed above in relation to these Funds and managed by each of the identified Portfolio Managers.

Channing:
Eric T. McKissack, CFA and Wendell E. Mackey, CFA
Compensation with Respect to Management of Calvert Small Cap Value, Calvert Mid Cap Value and Other Accounts as of September 30, 2005
Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary	Channing Capital Management, LLC	Employees of the firm, including Mr. McKissack, receive a guaranteed (fixed) payment.
Bonus	Channing Capital Management, LLC	In addition to salary, a bonus program is offered to all professionals at year-end that is based upon individual merit and firm performance.
Deferred Compensation	None	N/A
Other Compensation or Benefits Not Generally Available to All Salaried Employees	Channing Capital Management, LLC	Both are Founding Principals of the firm and are eligible to receive a percentage of the firm's profits proportional to their respective ownership percentage.

D. Securities Ownership of Portfolio Managers of the Funds

With respect to each Portfolio Manager identified in the prospectus, the following information sets forth the Portfolio Manager's beneficial ownership of securities as of September 30, 2005 in the Fund(s) managed by that individual. The securities were valued as of September 30, 2005. (Specified ranges: None; $1 to $10,000; $10,001 to $50,000; $50,001 to $100,000; $100,001 to $500,000; $500,001 to $1,000,000; or over $1,000,000.)

Fund	Firm	Name of Portfolio Manager	Fund Ownership

Calvert Large Cap Growth	Bridgeway	John Montgomery	$100,001-$500,000
Calvert Small Cap Value	Channing	Eric T. McKissack, CFA	$10,001-$50,000
		Wendell E. Mackey, CFA	None
Calvert Mid Cap Value	Channing	Eric Taylor McKissack, CFA	$10,001-$50,000
		Wendell E. Mackey, CFA	None

ADMINISTRATIVE SERVICES AGENT

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, has been retained by each Fund to provide certain administrative services necessary to the conduct of its affairs, including the preparation of regulatory filings and shareholder reports. For providing such services, CASC receives an annual administrative service fee payable monthly (as a percentage of net assets) as follows:

	Class A, B, and C	Class I
Large Cap Growth	0.20%	0.10%
Small Cap Value	0.25%	0.10%
Mid Cap Value	0.25%	0.10%

The following chart shows the administrative fees paid to CASC by the Funds for the past three fiscal years:

	2003	2004	2005
Large Cap Growth	$38,145	$126,323	$584,530
Small Cap Value	N/A	N/A	$24,882
Mid Cap Value	N/A	N/A	$26,549

Administrative services fees are allocated as a class-level expense based on net assets.

METHOD OF DISTRIBUTION

Calvert Distributors, Inc. ("CDI") is the principal underwriter and distributor for the Funds. CDI is an affiliate of each Fund's Advisor. Under the terms of its underwriting agreement with the Funds, CDI markets and distributes the Funds' shares and is responsible for preparing advertising and sales literature, and printing and mailing prospectuses to prospective investors.

Pursuant to Rule 12b-1 under the 1940 Act, the Funds have adopted Distribution Plans (the "Plans"), which permit the Funds to pay certain expenses associated with the distribution and servicing of shares. Such expenses for Class A shares may not exceed, on an annual basis, 0.25% of Large Cap Growth's Class A average daily net assets and 0.35% of the respective Class A average daily net assets of Small Cap Value and Mid Cap Value. Expenses under the Funds' Class B and Class C Plans may not exceed, on an annual basis, 1.00% of each Fund's Class B and Class C average daily net assets, respectively. Class I has no Plan. Class A Plans reimburse CDI only for expenses it incurs, while the Class B and C Plans compensate CDI at a set rate regardless of CDI's expenses. Plan expenses may be spent for advertising, printing and mailing of prospectuses to persons who are not already Fund shareholders, compensation to broker/dealers, underwriters, and salespersons, and, for Class B, interest and finance charges.

Each Fund's Plans were approved by the Board of Directors, including the Directors who are not "interested persons" of the Fund (as that term is defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans. The selection and nomination of the Directors who are not interested persons of the Funds is committed to the discretion of such disinterested Directors. In establishing the Plans, the Directors considered various factors including the amount of the distribution expenses. The Directors determined that there is a reasonable likelihood that the Plans will benefit each Fund and its shareholders, including economies of scale at higher asset levels, better investment opportunities and more flexibility in managing a growing portfolio.

The Plans may be terminated by vote of a majority of the disinterested Directors who have no direct or indirect financial interest in the Plans, or by vote of a majority of the outstanding shares of the affected class of each Fund. If the Funds should ever switch to a new principal underwriter without terminating the Class B Plan, the fee would be prorated between CDI and the new principal underwriter. Any change in the Plans that would materially increase the distribution cost to a Fund requires approval of the shareholders of the affected class; otherwise, the Plans may be amended by the Directors, including a majority of the disinterested Directors as described above. The Plans will continue in effect for successive one-year terms provided that such continuance is specifically approved by: (i) the vote of a majority of the Directors who are not parties to the Plans or interested persons of any such party and who have no direct or indirect financial interest in the Plans, and (ii) the vote of a majority of the entire Board of Directors.

As noted above, distribution and shareholding servicing expenses are paid to broker/dealers through sales charges (paid by the investor) and 12b-1 Plan expenses (paid by a Fund as part of the annual operating expenses). In addition to these payments, the Advisor, CDI and/or their affiliates, at their own expense, may incur costs and pay expenses associated with the distribution of shares of the Funds. The Advisor, CDI and/or their affiliates have agreed to pay certain firms compensation based on sales of Fund shares or on assets held in those firms' accounts for their marketing, distribution, and shareholder servicing of Fund shares, above the usual sales charges, distribution and service fees. In other instances, one of these entities may make annual payments to a broker/dealer in order to be included in a wrap or preferred provider program. This list may be changed from time to time. As of December 31, 2005, the Advisor, CDI and/or their affiliates had special arrangements regarding one or more Calvert Funds with the following firms: Ameriprise Financial Services, Merrill Lynch, Thrivent Financial for Lutherans, Raymond James, AIC, Washington Mutual, CUSO, US Bancorp, Marshall & Isley, SunGard Institutional Brokerage Inc., LPL Financial Services, Wachovia Securities, Citigroup Global Markets (Smith Barney), UBS Financial Services, Morgan Stanley, Charles Schwab & Co., Inc., National Financial Services, LLC and Fidelity Brokerage Services, LLC. Where payments are being made to a broker/dealer to encourage sales of Fund shares, the broker/dealer has an incentive to recommend Fund shares to its customers. Neither the Advisor nor any Subadvisor uses Fund brokerage to compensate broker/dealers for the sale of Fund shares.

The Funds have entered into an agreement with CDI as principal underwriter. CDI makes a continuous offering of the Funds' securities on a "best efforts" basis. Under the terms of the agreement, CDI is entitled to receive a distribution fee and a service fee from the Funds based on the average daily net assets of each Fund's respective classes. These fees are paid pursuant to the Funds' Plan.

Total Plan Expenses paid to CDI by the Funds for the fiscal year ended September 30, 2005 were:

	Class A	Class B	Class C
Large Cap Growth	$538,980	$212,148	$239,820
Small Cap Value	$24,366	N/A	$471
Mid Cap Value	$26,235	N/A	$1,036

For the fiscal year ended September 30, 2005, the Funds' Plan expenses for Classes A, B and C were spent for the following purposes:
Large Cap Growth	Class A	Class B	Class C
Compensation to broker/dealers	$536,707	$46,602	$75,416
Compensation to sales personnel	$2,273	$0	$0
Advertising	$0	$0	$0
Printing and mailing of prospectuses
to other than current shareholders	$0	$0	$0
Compensation to underwriters	$0	$165,546	$164,404
Other	$0	$0	$0

Small Cap Value	Class A	Class B	Class C
Compensation to broker/dealers	$24,366	N/A	$161
Compensation to sales personnel	$0	N/A	$0
Advertising	$0	N/A	$0
Printing and mailing of prospectuses
to other than current shareholders	$0	N/A	$0
Compensation to underwriters	$0	N/A	$310
Other	$0	N/A	$0

Mid Cap Value	Class A	Class B	Class C
Compensation to broker/dealers	$26,235	N/A	$200
Compensation to sales personnel	$0	N/A	$0
Advertising	$0	N/A	$0
Printing and mailing of prospectuses
to other than current shareholders	$0	N/A	$0
Compensation to underwriters	$0	N/A	$836
Other	$0	N/A	$0

Class A shares of each Fund are offered at net asset value plus a front-end sales charge as follows:
Amount of	As a % of	As a % of	Allowed to
Investment	Offering	net amount	Brokers as a % of
	Price	Invested	offering price
Less than $50,000	4.75%	4.99%	4.00%
$50,000 but less than $100,000	3.75%	3.90%	3.00%
$100,000 but less than $250,000	2.75%	2.83%	2.25%
$250,000 but less than $500,000	1.75%	1.78%	1.25%
$500,000 but less than $1,000,000	1.00%	1.01%	0.80%
$1,000,000 and over	0.00%	0.00%	0.00%

CDI receives any front-end sales charge or CDSC paid. A portion of the front-end sales charge may be reallowed to dealers. The aggregate amount of sales charges (gross underwriting commissions) and for Class A only, the net amount retained by CDI (i.e., not reallowed to dealers) for the last three fiscal years were:
Fiscal Year	2003		2004		2005
Class A	Gross	Net	Gross	Net	Gross	Net
Large Cap Growth	$55,766	$24,340	$297,782	$145,772	$647,108	$329,977
Small Cap Value	N/A	N/A	N/A	N/A	$56,816	$21,727
Mid Cap Value	N/A	N/A	N/A	N/A	$93,731	$39,132

Class B	2003		2004		2005
Large Cap Growth	$0		$0		$0
Small Cap Value	N/A		N/A		N/A
Mid Cap Value	N/A		N/A		N/A

Class C
Large Cap Growth	$807		$3,376		$7,558
Small Cap Value	N/A		N/A		$0
Mid Cap Value	N/A		N/A		$15

Fund Directors and certain other affiliated persons of the Funds are exempt from the sales charge since the distribution costs are minimal to persons already familiar with the Funds. Other groups (e.g., group retirement plans) are exempt due to economies of scale in distribution. See the prospectus for additional share purchase information.

TRANSFER AND SHAREHOLDER SERVICING AGENTS

Boston Financial Data Services, Inc. ("BFDS"), a subsidiary of State Street Bank & Trust Company, N. A., has been retained by the Funds to act as transfer agent and dividend disbursing agent. These responsibilities include: responding to certain shareholder inquiries and instructions, crediting and debiting shareholder accounts for purchases and redemptions of Fund shares and confirming such transactions, and daily updating of shareholder accounts to reflect declaration and payment of dividends.

Calvert Shareholder Services, Inc. ("CSSI"), a subsidiary of Calvert Group, Ltd., has been retained by the Funds to act as shareholder servicing agent. Shareholder servicing responsibilities include responding to shareholder inquiries and instructions concerning their accounts, entering any telephoned purchases or redemptions into the BFDS system, maintenance of broker/dealer data, and preparing and distributing statements to shareholders regarding their accounts.

For these services, BFDS and CSSI receive a fee based on the number of shareholder accounts and transactions. CSSI may contract with subagents, at the Funds' expense, to provide recordkeeping and sub-accounting services to the Funds. The following chart shows the shareholder servicing fees paid to CSSI by the Funds for the past three fiscal years:

	2003	2004	2005
Large Cap Growth	$ 25,817	$63,444	$170,064
Small Cap Value	N/A	N/A	$8,452
Mid Cap Value	N/A	N/A	$15,460

PORTFOLIO TRANSACTIONS

Portfolio transactions are undertaken on the basis of their desirability from an investment standpoint. The Funds' Advisor and Subadvisors make investment decisions and the choice of brokers and dealers under the direction and supervision of the Board of Directors.

Broker/dealers who execute portfolio transactions on behalf of the Funds are selected on the basis of their execution capability and trading expertise considering, among other factors, the overall reasonableness of the brokerage commissions, current market conditions, size and timing of the order, difficulty of execution, per share price, market familiarity, reliability, integrity, and financial condition, subject to the Advisor's/Subadvisor's obligation to seek best execution. The Funds have adopted a policy that prohibits the Advisor and their respective Subadvisors from using Fund brokerage to compensate broker/dealers for promotion or sale of Fund shares.

For the last three fiscal years, total brokerage commissions paid were as follows:

	2003	2004	2005
Large Cap Growth	$17,054	$ 41,791	$138,501
Small Cap Value	N/A	N/A	$44,593
Mid Cap Value	N/A	N/A	$30,074

Large Cap Growth has experienced an increase in brokerage commissions paid due to increased trading volume associated with the growth of Fund assets.

None of the Funds paid any brokerage commissions to affiliated persons during any of the last three fiscal years (as applicable).

The Funds' Advisor and Subadvisors select brokers on the basis of best execution. In some cases they select brokers that provide research and research-related services to them. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; providing portfolio performance evaluation and technical market analyses; and providing other services relevant to the investment decision making process. Other such services are designed primarily to assist the Advisor in monitoring the investment activities of the Subadvisors of the Funds. Such services include portfolio attribution systems, return-based style analysis, and trade-execution analysis.

If, in the judgment of the Advisor or Subadvisors, the Funds or other accounts managed by them will be benefited by supplemental research services, they are authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. It is the policy of the Advisor that such research services will be used for the benefit of the Funds as well as other Calvert funds and managed accounts.

For the fiscal year ended September 30, 2005, the Advisor and/or Subadvisors did not allocate brokerage commissions for soft dollar research services for any of the Funds.

The portfolio turnover rates for the last two fiscal years were as follows:

	2004	2005
Large Cap Growth	56%	61%
Small Cap Value	N/A	39%
Mid Cap Value	N/A	55%

PORTFOLIO HOLDINGS DISCLOSURE

The Funds have adopted a Portfolio Holdings Disclosure Policy ("Disclosure Policy") that is designed to prevent the inappropriate disclosure of or the misuse of non-public information regarding a Fund's portfolio holdings.

Publicly Available Portfolio Holdings

Information regarding a Fund's portfolio holdings is publicly available: (1) at the time such information is filed with the Commission in a publicly available filing; or (2) the day next following the day when such information is posted on the www.calvert.com website. This information may be a Fund's complete portfolio holdings, such as those disclosed in its semi-annual or annual reports and filed with the Commission on Form N-CSR, or a partial listing, such as an equity Fund's top ten portfolio holdings disclosed in the Fund's monthly profiles and posted on the Calvert website approximately 15 days after month-end. From time to time, a Fund may disclose on www.calvert.com whether it holds a particular security, in response to media inquiries. A Fund's publicly available portfolio holdings may be provided to third parties without prior approval under the Disclosure Policy.

Non-Public Portfolio Holdings

The Funds' Disclosure Policy, as described generally below, allows the disclosure of a Fund's non-public portfolio holdings for the Fund's legitimate business purposes, subject to certain conditions, to: (1) rating and ranking organizations; (2) certain service providers; and (3) certain other recipients. Non-public portfolio holdings may not be disclosed to members of the media under any circumstance.

Subject to approval from the Legal Department of Calvert Group, Ltd., a representative from the Administrator may provide a Fund's non-public portfolio holdings to a recognized rating and ranking organization, without limitation on the condition that the non-public portfolio holdings will be used solely for the purposes of developing a rating and subject to an agreement requiring confidentiality and prohibiting the use of the information for trading.

A service provider or other third party that receives information about a Fund's non-public portfolio holdings where necessary to enable the provider to perform its contractual services for the Fund (e.g., a person that performs account maintenance and record keeping services) may receive non-public portfolio holdings without limitation on the condition that the non-public portfolio holdings will be used solely for the purpose of servicing the Fund and subject to an agreement requiring confidentiality and prohibiting the use of the information for trading.

A Fund's partial or complete portfolio holdings may be disclosed to certain other recipients, current and prospective shareholders of the Funds and current and prospective clients of the Advisor, provided that: (1) the recipient makes a specific request to the General Counsel of Calvert Group, Ltd. (or his designee) ("Authorized Individual"); (2) the Authorized Individual determines that the Fund has a legitimate business purpose for disclosing non-public portfolio holdings information to the recipient; (3) the Authorized Individual (if other than the General Counsel) obtains prior approval from the Legal Department; and (4) the recipient signs a confidentiality agreement that provides that the non-public portfolio holdings will be kept confidential, may not be used to trade, and may not be disseminated or used for any purpose other than the purpose approved by the Authorized Individual. The Disclosure Policy further provides that, in approving a request, the Authorized Individual should give consideration to the recipient's need for the relevant holdings information, whether the disclosure will benefit the Fund, or, at a minimum, not harm the Fund, and what conflicts may result from such disclosures.

Under the Disclosure Policy, neither a Fund, the Advisor nor any other party is permitted to receive compensation or other consideration from or on behalf of the recipient in connection with disclosure to the recipient of the Fund's non-public portfolio holdings. The Disclosure Policy is subject to periodic review by the Fund's Board of Directors. The Fund's Board of Directors shall also receive periodic reports on those entities to whom such disclosure has been made.

Ongoing Arrangements

The following is a list of those entities with which there is an ongoing arrangement to make available non-public information about a Fund's portfolio securities (on a quarterly basis, but no more frequently than monthly, with a 15 day lag): (1) ratings and ranking agencies, such as Morningstar and Lipper; (2) institutional investment consultants (organizations which utilize Fund holdings data and characteristics to screen investment firms for their institutional clients); (3) institutional investors and/or clients, where such information is requested as part of the client's due diligence review of the investment firm; and (4) the Fund's service providers, such as the Advisor and Subadvisor (if any), auditors, custodians, counsel to the Fund or the non-interested Trustees/Directors, pricing services and proxy voting services. In all such cases, disclosure is made subject to a confidentiality agreement, which includes provisions preventing use of the information to trade.

PERSONAL SECURITIES TRANSACTIONS

The Funds, their Advisor and Subadvisors, and principal underwriter have adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act. The Code of Ethics is designed to protect the public from abusive trading practices and to maintain ethical standards for access persons as defined in the rule when dealing with the public. The Code of Ethics permits each Fund's investment personnel to invest in securities that may be purchased or held by the Fund. The Code of Ethics contains certain conditions such as preclearance and restrictions on use of material information.

PROXY VOTING DISCLOSURE

Please refer to Appendix A of this SAI for the Proxy Voting Guidelines of the Calvert Funds. This document includes the policies and procedures that the Funds use in determining how to vote proxies relating to portfolio securities, as well as when a vote presents a possible conflict of interest between the interests of Fund shareholders, and those of a Fund's Advisor, principal underwriter, or an affiliated person of the Fund, its Advisor, or principal underwriter.

PROCESS FOR DELIVERING SHAREHOLDER COMMUNICATIONS TO THE BOARD OF DIRECTORS

Any shareholder who wishes to send a communication to the Board of Directors of a Calvert Fund should send the communication to the attention of the Fund's Secretary at the following address:

Calvert Funds
Attn: [Name of Fund] Secretary
4550 Montgomery Avenue
Bethesda, Maryland 20814

All communications should state the specific Calvert Fund to which the communication relates. After reviewing the communication, the Fund's Secretary will forward the communication to the Board of Directors.

In its function as a nominating committee, the disinterested Directors will consider any candidates for vacancies on the Board from any shareholder of a Fund who has held his or her shares for at least five years. Shareholders of a Fund who wish to nominate a candidate to the Board of the Fund must submit the recommendation in writing to the attention of the Fund's Secretary at 4550 Montgomery Avenue, Bethesda, MD 20814. The recommendation must include biographical information, including business experience for the past ten years and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be a disinterested Director. A shareholder wishing to recommend to the disinterested Directors of a Fund a candidate for election as a Director may request the Fund's Policy for the Consideration of Director Nominees by contacting the Fund's Secretary at the address above.

If a shareholder wishes to send a communication directly to an individual Director or to a Committee of the Fund's Board of Directors, then the communication should be specifically addressed to such individual Director or Committee and sent in care of the Fund's Secretary at the address above. Communications to individual Directors or to a Committee sent in care of the Fund's Secretary will be forwarded to the individual Director or to the Committee, as applicable.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND CUSTODIANS

KPMG LLP served as the independent registered public accounting firm for Large Cap Growth for fiscal years 2002 through 2005 and served in that capacity for Small Cap Value and Mid Cap Value in fiscal year 2005. For fiscal years prior to 2002, Large Cap Growth used other auditors. State Street Bank & Trust Company, N.A., serves as custodian of the Funds' investments. M&T Bank also serves as custodian of certain of the Funds' cash assets. The custodians have no part in deciding the Funds' investment policies or the choice of securities that are to be purchased or sold for the Funds.

GENERAL INFORMATION

Each Fund is a series of Calvert Impact Fund, Inc., an open-end management investment company organized as a Maryland corporation on August 10, 2000. Each Fund is diversified. Each share of each series represents an equal proportionate interest in that series with each other share and is entitled to such dividends and distributions out of the income belonging to such series as declared by the Board. Large Cap Growth offers four separate classes of shares: Class A, Class B, Class C and Class I; Small Cap Value and Mid Cap Value each offer three separate classes of shares: Class A, Class C and Class I (see the Funds' prospectuses for current availability of a particular class). Each class represents interests in the same portfolio of investments but, as further described in the prospectuses, each class is subject to differing sales charges and expenses, resulting in differing net asset values and distributions. Upon liquidation of a Fund, shareholders of each class are entitled to share pro rata in the net assets belonging to that series available for distribution.

The Funds are not required to hold annual shareholder meetings, but special meetings may be called for certain purposes such as electing Directors, changing fundamental policies, or approving a management contract. As a shareholder, you receive one vote for each share you own, except that matters affecting classes differently, such as Distribution Plans, will be voted on separately by the affected class(es).

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of December 31, 2005, to the Funds' knowledge, the following shareholders owned of record or beneficially 5% or more of the outstanding voting securities of the class of the Funds as shown:

Fund Name

Name and Address	% of Ownership

Large Cap Growth

Charles Schwab & Co. Inc.	35.09% of Class A
Reinvest Account
San Francisco, CA

MLPF&S for the Sole Benefit of Its Customers	5.99% of Class B
Jacksonville, FL

MLPF&S for the Sole Benefit of Its Customers	21.44% of Class C
Jacksonville, FL

Charles Schwab & Co. Inc.	28.77% of Class I
Reinvest Account
San Francisco, CA

National Financial Ser. Corp.	20.14% of Class I
For the Excel. Ben. of our Customers
New York, NY

Reliance Trust Co. Cust.	19.17% of Class I
FBO Lifestyle 12
Atlanta, GA

Prudential Investment Management Service	7.82% of Class I
FBO Mutual Fund Clients
Newark, NJ

Small Cap Value

Charles Schwab & Co., Inc.	33.57% of Class A
Reinvest Account
San Francisco, CA

MG Trust Company Cust. FBO	15.38% of Class C
Franciscan Friars of CA. 401 (k) Plan
Denver, CO

Pershing, LLC	11.24% of Class C
Jersey City, NJ

Pershing, LLC	9.38% of Class C
Jersey City, NJ

Pershing, LLC	7.02% of Class C
Jersey City, NJ

Pershing, LLC	5.35% of Class C
Jersey City, NJ

Dennis Kessler TTEE	46.15% of Class I
DAW Family Trust for Mindy
UA DTD 09/30/1985
San Anselmo, CA

National Investor Services FBO	23.98% of Class I
[Account X]
New York, NY

Calvert Distributors, Inc.	15.19% of Class I
Aggressive Allocation Fund
Bethesda, MD

Calvert Distributors, Inc.	14.68% of Class I
Moderate Allocation Fund
Bethesda, MD

Mid Cap Value

Charles Schwab & Co., Inc.	20.81% of Class A
Reinvest Account
San Francisco, CA

NFS, LLC. FEBO	8.20% of Class C
Atthowe Transportation Co. Inc.
Oakland, CA

FBO Jon Huisken	6.28% of Class C
TSA Plan AFSB Custodian
Jenison, MI

Pershing, LLC	5.69% of Class C
Jersey City, NJ

Calvert Distributors, Inc.	57.71% of Class I
Moderate Allocation Fund
Bethesda, MD

Calvert Distributors, Inc.	25.99% of Class I
Aggressive Allocation Fund
Bethesda, MD

Calvert Distributors, Inc.	16.30% of Class I
Conservative Allocation Fund
Bethesda, MD

FUND SERVICE PROVIDERS

INVESTMENT ADVISOR
Calvert Asset Management Company, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

SHAREHOLDER SERVICING AGENT
Calvert Shareholder Services, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

PRINCIPAL UNDERWRITER
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

TRANSFER AGENT
Boston Financial Data Services, Inc.
330 West 9th Street
Kansas City, Missouri 64105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
1601 Market Street
Philadelphia, Pennsylvania 19103

CUSTODIAN
State Street Bank & Trust Company, N.A.
225 Franklin Street
Boston, Massachusetts 02110

CUSTODIAN (cash assets)
M&T Bank
25 South Charles Street
Baltimore, Maryland 21203

APPENDIX A

GLOBAL PROXY VOTING GUIDELINES
FOR
CALVERT FAMILY OF FUNDS

Introduction

Calvert believes that healthy corporations are characterized by sound corporate governance and overall corporate social responsibility. The well-governed company meets high standards of corporate ethics and operates in the best interests of shareowners. The socially responsible company meets high standards of corporate ethics and operates in the best interests of other stakeholders (employees, customers, communities and the environment). In our view, companies that combine good governance and corporate social responsibility are better positioned for long-term success.

These Proxy Voting Guidelines ("the Guidelines") reflect Calvert's view that our fiduciary obligations to our shareholders include an obligation to vote their proxies in a manner consistent with (1) good corporate governance, and (2) corporate social responsibility. The attributes of well-governed, socially responsible companies that these proxy-voting guidelines seek to promote are:

  Long-Term Value. Responsible, healthy companies are those that focus on long-term value creation that aligns the interests of management with those of shareowners and other stakeholders. Good governance is likely to be compromised when a company becomes myopic, focusing on current earnings expectations and other short-term goals rather than the fundamental soundness of the enterprise over the longer term. A focus on long-term value creation also increases the relevance of companies' environmental management, treatment of workers and communities, and other social variables. Just as a short-term focus on earnings performance can compromise long-term shareowner interests, so can poor treatment of workers, communities, the environment or other stakeholders create short-term gain while increasing risks and compromising performance over the longer term. Calvert's proxy voting guidelines support governance structures and policies that keep the focus of company management on long-term corporate health and sustainable financial, social and environmental performance.
  Accountability. Corporate management must be accountable to many interests, including investors, stakeholders, and regulators. Management of a company must be accountable to the board of directors; the board must be accountable to the company's shareowners; and the board and management together must be accountable to the stakeholders. Some governance structures by their very nature weaken accountability, including corporations that are too insulated from possible takeovers. Certain other governance structures are well suited to manage this accountability: independent boards that represent a wide variety of interests and perspectives; full disclosure of company performance on financial, environmental, and social metrics; charters, bylaws, and procedures that allow shareholders to express their wishes and concerns; and compensation structures that work to align the interests and time-frames of management and owners. Calvert's proxy voting guidelines support structures that create and reinforce accountability, and oppose those that do not.
  Sustainability. Well-governed companies are those whose operations are financially, socially and environmentally sustainable. Sustainability requires fair treatment of shareholders and other stakeholders in order to position the company for continued viability and growth over time. Effective corporate governance, like national governance, cannot indefinitely ignore or exploit certain groups or interests to the benefit of others without incurring mounting risks for the corporation. For example, companies that provide excessive compensation to executives at the expense of other employees and shareowners are creating risks that may be expressed in rising employee turnover or activist campaigns targeting corporate practices. Companies that fail to account for potential liabilities associated with climate change may be creating risks that will be expressed in costly government regulation or uninsured catastrophic losses. Calvert's proxy voting guidelines aim to support sustainable governance that attends fairly to the interests of shareowners, workers, communities and the environment.

As a long-term equity investor, Calvert strives to encourage corporate responsibility, which includes respectful treatment of workers, suppliers, customers and communities, environmental stewardship, product integrity and high standards of corporate ethics as well as more traditional measures of sound corporate governance. Companies that combine good governance and social responsibility strive to avoid unnecessary financial risk while serving the interests of both shareowners and stakeholders. In our view, Good Governance + Social Responsibility = Corporate Responsibility.

On behalf of our shareholders, Calvert Funds generally vote our proxies in accordance with the positions set forth in these Proxy Voting Guidelines ("the Guidelines"). The Guidelines are not meant to be exhaustive, nor can they anticipate every potential voting issue on which the Funds may be asked to cast their proxies. There also may be instances when the Advisor, Calvert Asset Management Company, votes the Funds' shares in a manner that does not strictly adhere to or is inconsistent with these Guidelines if doing so is in the best interests of the Funds' shareholders. Also, to the extent that the Guidelines do not address potential voting issues, the Funds delegate to the appropriate advisor the authority to act on its behalf to promote the applicable Funds' investment objectives and social goals. To the extent the Funds vote proxies in a manner not strictly in accordance with these Guidelines, and such votes present a potential conflict of interest, the Funds will proceed in accordance with Section III below.

When support for or opposition to a proxy proposal as described below is qualified with the term, "ordinarily," this means that the Fund advisor generally foresees voting all shares as described except in special circumstances where the advisor determines that a contrary vote may be in the best interests of Fund shareholders.

When support for or opposition to a proxy proposal is qualified by the expression, "on a case by case basis," this means that the Fund advisor cannot determine in advance whether such proposals are generally in the best interests of Fund shareholders and will reserve judgment until such time as the specific proposal is reviewed and evaluated.

When we use the term, "shareholder," we are referring to Calvert's mutual fund shareholders whose proxy votes we cast in accordance with these Guidelines. When we use the term, "shareowner," we are referring to the equity owners of stock in publicly traded corporations.

Calvert appreciates that issues brought to shareholders may change over time, as both investors' concerns and rules governing inclusion of specific items in corporate proxies change. Corporate governance laws and best practices codes are continuously evolving, worldwide. We have constructed these Proxy Voting Guidelines to be both general enough and sufficiently flexible to adapt to such changes. Internationally, corporate governance codes have more in common with each other than do the laws and cultures of the countries in which the companies are domiciled. In light of these different regulatory contexts the Fund advisor will assess both best practices in the country in question and consistency with the Fund's guidelines prior to voting proxies. To that end, we have not attempted to address every specific issue that may arise on a proxy ballot.

Calvert's proxy voting record is available on the Funds' web site, www.calvert.com, and will, after August 31, 2004, also be available on the Securities and Exchange Commission's website at www.sec.gov.

I. CORPORATE GOVERNANCE

A. Board and Governance Issues

  Board of Directors

The board of directors ("the board") is responsible for the overall governance of the corporation, including representing the interests of shareowners and overseeing the company's relationships with other stakeholders. While company boards in most countries do not have a statutory responsibility to protect stakeholders, the duties of care and loyalty encompass the brand, financial, and reputational risks that can result from inadequate attention to stakeholder interests. Thus, in our view, a board's fiduciary duties encompass stakeholder relations as well as protecting shareowner interests.

One of the most fundamental sources of good governance is independence. Directors who have financial or other affiliations with companies on whose boards they serve may face conflicts of interest between their own interests and those of the corporation's shareowners and other stakeholders. In our view, the board should be composed of a majority of independent directors and key committees, including the audit, compensation, and nominating and/or governance committees, should be composed exclusively of independent directors.

Independent directors are those who do not have a material financial or personal relationship with the company or any of its managers that could compromise the director's objectivity and fiduciary responsibility to shareowners. In general, this means that an independent director should have no affiliation with the company other than a seat on the board and (in some cases) ownership of sufficient company stock to give the director a stake in the company's financial performance, but not so great as to constitute a controlling or significant interest.

A significant difference between governance structures among different countries involves board structure. There are some countries-- for example, Germany, Austria, and the Netherlands--that use a two-tiered board structure. Companies in these countries have supervisory boards and management boards. Supervisory boards are made up of non-executives and management boards are comprised of executives.

Because the board's ability to represent shareowners independently of management can be compromised when the Chair is also a member of management, it can sometimes be beneficial for the Chair of the board be an independent director.

Another critical component of good governance is diversity. Well-governed companies benefit from a wide diversity of perspective and background on their boards. To bring such diversity to the board, directors should be chosen to reflect diversity of experience, perspective, expertise, gender, race, culture and geography. Calvert's goal in addressing board diversity is to assure that boards of directors fairly represent the concerns of both shareholders and stakeholders. Stakeholders include employees, communities, vendors, and customers, and as such, include people of color and racial minorities who have historically faced discrimination or denial of opportunities solely on account of their race. Even well governed corporations may risk perpetuating this historic injustice if boards of directors are not inclusive and diverse.

Companies that are private may take some time to achieve an adequate balance of diversity and independence on their boards. For private companies, the fund advisor will vote on a case-by-case basis on board independence and board diversity matters.

Each director should also be willing and able to devote sufficient time and effort to the duties of a director. Ordinarily, this means that directors should not sit on more than two other boards of publicly traded companies, unless personal circumstances allow sufficient time to devote to corporate governance on several boards. Directors who routinely fail to attend board meetings, regardless of the number of boards on which they serve, are not devoting sufficient attention to good corporate governance.

The board should periodically evaluate its performance, the performance of it various committees, and the performance of individual board members in governing the corporation.

The Fund advisor will oppose slates of directors without at least a majority of independent directors.

The Fund advisor will oppose slates of directors that result in a board that does not include both women and people of color and may oppose slates of directors that include women and people of color should the advisor conclude that the presence of women and people of color on the board constitutes mere token representation.

The Fund advisor will support proposals requesting that companies adopt policies or nominating committee charters to assure that diversity is a key attribute of every director search.

The Fund advisor will support proposals requesting that the majority of directors be independent and that the board audit, compensation and/or nominating committees be composed exclusively of independent directors.

The Fund advisor will examine on a case-by-case basis proposals seeking to separate the positions of Chair of the board and Chief Executive Officer as well as resolutions asking for the Chair to be an independent director.

The Fund advisor may oppose slates of directors in situations where the company failed to take action on shareowner proposals that passed in previous years.

The Fund advisor will ordinarily oppose director candidates who have not attended a sufficient number of meetings of the board or key committees on which they served to effectively discharge their duties as directors.

The Fund advisor will support proposals calling for a systematic and transparent board election and nominating regime.

  Classified or Staggered Boards

On a classified (or staggered) board, directors are divided into separate classes with directors in each class elected to overlapping three-year terms. Companies argue that such boards offer continuity in strategic direction, which promotes long-term planning. However, in some instances these structures may deter legitimate efforts to elect new directors or takeover attempts that may benefit shareowners. A classified board structure may also tend to depress stock price if viewed as an anti-takeover measure.

The Fund advisor will ordinarily support proposals to elect all board members annually and to remove classified boards.

  Increase Authorized Common Stock

Companies may choose to increase their authorization of common stock for a variety of reasons. In some instances, the intended purpose of the increased authorization may clearly benefit shareowners; in others, the benefits to shareowners are less clear. Given that increased authorization of common stock is dilutive, except where the authorization is being used to facilitate a stock split or stock dividend, proposed increases in authorized common stock must be examined carefully to determine whether the benefits of issuing additional stock outweigh the potential dilution.

The Fund advisor will ordinarily support proposals authorizing the issuance of additional common stock necessary to facilitate a stock split.

The Fund advisor will examine and vote on a case-by case basis proposals authorizing the issuance of additional common stock. If the company already has a large amount of stock authorized but not issued, or reserved for its stock option plans, or where the request is to increase shares by more than 100 percent of the current authorization, the Fund advisor will ordinarily oppose the proposals (unless there is a convincing business plan for use of additional authorized common stock) due to concerns that the authorized but unissued shares will be used as a poison pill or other takeover defense.

  Blank Check Preferred Stock

Blank check preferred stock is stock with a fixed dividend and a preferential claim on company assets relative to common shares. The terms of the stock (voting, dividend, and conversion rights) are set by the board at a future date without further shareowner action. While such an issue can in theory have legitimate corporate purposes, most often it has been used as an anti-takeover device.

The Fund advisor will ordinarily oppose the creation of blank check preferred stock. In addition, the Fund advisor will ordinarily oppose increases in authorization of preferred stock with unspecified terms and conditions of use that may be determined by the board at a future date, without approval of shareholders.

  Supermajority Vote Requirements

Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of a simple majority. Generally, supermajority provisions require at least 2/3 affirmative votes for passage of issues.

The Fund advisor will ordinarily oppose supermajority vote requirements.

  Restrictions on Shareowners Acting by Written Consent

Written consent allows shareowners to initiate and carry out a shareowner action without waiting until the annual meeting, or by calling a special meeting. It permits action to be taken by the written consent of the same percentage of outstanding shares that would be required to effect the proposed action at a shareowner meeting.

The Fund advisor will ordinarily oppose proposals to limit or eliminate the right of shareowners to act by written consent.

  Restrictions on Shareowners Calling Meetings

It is common for company management to retain the right to call special meetings of shareowners at any time, but shareowners often do not have similar rights. In general, we support the right of a majority of shareowners to call special meetings, even in extraordinary circumstances, such as consideration of a takeover bid. Restrictions on the right of a majority of shareowners to call a meeting can also restrict the ability of shareowners to force company management to consider shareowner proposals or director candidates.

The Fund advisor will ordinarily oppose restrictions on the right of shareowners to call special meetings, as such restrictions limit the right of shareowners to participate in governance.

  Limitations, Director Liability and Indemnification

Because of increased litigation brought against directors of corporations and the increased costs of director's liability insurance, many states have passed laws limiting director liability for actions taken in good faith. It is argued that such indemnification is necessary for companies to be able to attract the most qualified individuals to their boards. In addition, many companies are seeking to add indemnification of directors to corporate bylaws.

The Fund advisor will ordinarily support proposals seeking to indemnify directors and limit director liability for acts excluding fraud or other wanton or willful misconduct or illegal acts, but will oppose proposals seeking to indemnify directors for all acts.

  Reincorporation

Corporations are bound by the laws of the states in which they are incorporated. Companies reincorporate for a variety of reasons, including shifting incorporation to a state where the company has its most active operations or corporate headquarters. In other cases, reincorporation is done to take advantage of stronger state corporate takeover laws, or to reduce tax or regulatory burdens. In these instances, reincorporation may result in greater costs to stakeholders, or in loss of valuable shareowner rights.

The Fund advisor will ordinarily support proposals to reincorporate for valid business reasons (such as reincorporating in the same state as the corporate headquarters).

The Fund advisor will ordinarily oppose proposals to reincorporate outside the United States if the advisor determines that such reincorporation is no more than the establishment of a skeleton offshore headquarters or mailing address for purposes of tax avoidance, and the company does not have substantial business activities in the country in which it proposes to reincorporate.

  Cumulative Voting

Cumulative voting allows shareowners to "stack" their votes behind one or a few directors running for the board, thereby helping a minority of shareowners to win board representation. Cumulative voting gives minority shareowners a voice in corporate affairs proportionate to their actual strength in voting shares. However, like many tools, cumulative voting can be misused. In general, where shareowner rights and voice are well protected by a strong, diverse, and independent board and key committees, where shareowners may call special meetings or act by written consent, and in the absence of strong anti-takeover provisions, cumulative voting is usually unnecessary.

The Fund advisor will examine and vote on a case-by-case basis proposals calling for cumulative voting in the election of directors.

  Dual or Multiple Classes of Stock

In order to maintain corporate control in the hands of a certain group of shareowners, companies may seek to create multiple classes of stock with differing rights pertaining to voting and dividends. Creation of multiple classes of stock limits the right of some shareowners -- often a majority of shareowners -- to exercise influence over the governance of the corporation. This in turn diffuses directors' incentives to exercise appropriate oversight and control over management.

The Fund advisor will ordinarily oppose proposals to create dual classes of stock. However, the advisor will examine and vote on a case-by-case basis proposals to create classes of stock offering different dividend rights (such as one class that pays cash dividends and a second that pays stock dividends), and may support such proposals if they do not limit shareowner rights.

  Limit Directors' Tenure

Corporate directors generally may stand for re-election indefinitely. Opponents of this practice suggest that limited tenure would inject new perspectives into the boardroom as well as possibly creating room for directors from diverse backgrounds. However, continuity is also important and there is no empirical support for the proposition that limitations on director tenure improve governance. It may be in the best interests of the shareowners for long-serving directors to remain on the board, providing they maintain their independence as well as the independent perspective they bring to the board.

Accordingly, the Fund advisor will examine and vote on a case-by-case basis proposals to limit director tenure.

  Director Stock Ownership

Advocates of requirements that directors own shares of company stock argue that stock ownership helps to align the interests of directors with the interests of shareowners. Yet there are ways that such requirements may also undermine good governance: limiting board service only to those who can afford to purchase shares; or encouraging companies to use stock awards as part or all of director compensation. In the latter case, unless there are mandatory holding requirements, or other stipulations that help to assure that director and shareowner incentives are indeed aligned, awards of stock as compensation can create conflicts of interest where board members may make decisions for personal gain rather than for the benefit of shareowners. Thus, in some circumstances director stock ownership requirements may be beneficial and in others detrimental to the creation of long-term shareowner value.

The Fund advisor will examine and vote on a case-by-case basis proposals requiring that corporate directors own shares in the company.

The Fund advisor will oppose excessive awards of stock or stock options to directors.

  Selection of Auditor and Audit Committee Chair

Annual election of the outside auditors is standard practice. While it is recognized that the company is in the best position to evaluate the competence of the outside auditors, we believe that outside auditors must ultimately be accountable to shareowners. A report released by the Blue Ribbon Commission on Improving the Effectiveness of Corporate Audit Committees, in conjunction with the NYSE and the National Association of Securities Dealers, concluded that audit committees must improve their current level of oversight of independent accountants. Given recent examples of accounting irregularities that audit panels and auditors failed to detect, in Calvert's view shareowner ratification of independent auditors is an essential step toward restoring investor confidence.

Many of the accounting irregularities in recent years stem from two causes: conflicts of interest, often arising when certain non-audit fees are far more lucrative to the audit firms than the contracts for independent corporate audits; and misstatement of earnings (e.g., use of one-time charges, off-balance-sheet entities or utilizing unrealistic projections of portfolio returns as a justifications for underfunding company pension plans and overstating earnings). A number of countries now call for disclosure of payments for non-audit services. Others have established limits on the percentage of non-audit income that auditors can earn from one client. Some regulations go so far as to ban non-audit work for auditors.

The Fund advisor will ordinarily oppose proposals seeking ratification of the auditor when fees for non-audit consulting services exceed audit fees, or in any other case where the advisor determines that the independence of the auditor may be compromised.

The Fund Advisor will ordinarily support proposals that call for more stringent measures to ensure auditor independence.

In a number of countries including Spain, Italy and Japan, companies routinely appoint internal statutory auditors.

The Fund advisor will ordinarily support the appointment or reelection of internal statutory auditors unless there are concerns about audit methods used or the audit reports produced, or if there are questions regarding the auditors being voted on.

In some countries, shareholder election of auditors is not common practice.

The Fund advisor will ordinarily support proposals that call for the annual election of auditors by shareholders.

The Fund advisor will ordinarily oppose proposals seeking ratification of the audit committee chair if the audit committee recommends an auditor whose non-audit consulting services exceed audit fees, or in any other case where the advisor determines that the independence of the auditor may be compromised.

The Fund advisor will otherwise vote on a case-by-case basis proposals seeking ratification of the audit committee chair, and may oppose ratification when the advisor believes the company has used overly aggressive or other unrealistic assumptions in financial reporting that overstate or otherwise distort its earnings from ongoing operations.

  Transparency and Disclosure

International corporate governance is changing rapidly and there has been a wave of development of governance codes around the world in response to crises such as the Asian financial crash in the late 1990s and the United States accounting scandal. In fact there are approximately forty different codes in the EU member countries alone. However, the common thread throughout all of these codes is that shareowners want their companies to be transparent.

The Fund advisor will ordinarily support proposals that call for full disclosure of company financial performance.

The Fund advisor will ordinarily support proposals that call for an annual financial audit by external and independent auditors.

The Fund advisor will ordinarily support proposals that call for disclosure of ownership, structure, and objectives of companies, including the rights of minority shareholders vis-à-vis the rights of major shareholders.

The Fund advisor will ordinarily support proposals calling for disclosure of corporate governance codes and structures.

The Fund advisor will ordinarily support proposals that call for disclosure of related party transactions.

The Fund advisor will ordinarily support proposals that call for disclosure of the board nominating process.

  Charter and By-Laws

There may be proposals involving changes to corporate charters or by-laws that are not otherwise addressed in or anticipated by these Guidelines.

The Fund advisor will examine and vote on a case-by-case basis proposals to amend or change corporate charter or bylaws, and may support such proposals if they are deemed consistent with shareholders' best interests and the principles of sound governance and overall corporate social responsibility underlying these Guidelines.

  Expensing of Stock Options

The treatment of stock options in corporate financial reporting has been a subject of much debate in recent years. The majority of companies that make extensive use of stock options--particularly when used as a key component of executive compensation--take no charge on their financial statements for issuance of such options. Yet with the rapid growth of executive stock options as a major source of executive compensation, there have been renewed calls for revision of current accounting standards that allow companies to choose between recording fair value or intrinsic value of those options. It is likely that companies will be required to expense stock options sometime in the near future. Until that time, it remains Calvert's view that the expensing of stock options gives shareholders valuable additional information about companies' financial performance, and should therefore be encouraged.

The Fund advisor will ordinarily support proposals requesting that companies expense stock options.

B. Executive and Employee Compensation

In 1980, CEO compensation was 42 times greater than the average worker; by 2000, CEOs were paid 600 times more than their average employees. According to the AFL-CIO, if the rate of growth of executive compensation were to continue, the average CEO's salary would equal that of about 150,000 American factory workers in the year 2050. "The size of CEO compensation is simply out of hand." Business Week, 04/22/02.

The problem is not limited to CEOs. Excessive executive compensation has become a widespread problem throughout American industry. In too many situations, corporate executives are essentially insured against downside risk while enjoying a disproportionate share of upside gain. The significant increase in the use of stock options for executive compensation that began in the 1990s also created strong incentives for executives to use their insider knowledge for short-term personal gain, and to increase the value of their options by, in many cases, concealment or selective disclosure of material information.

Executive risks and rewards need to be better aligned with those of employees, shareowners and the long-term performance of the corporation. Prosperity should be shared broadly within a company, as should the downside risk of share ownership.

Executive compensation packages should also be transparent and shareowners should have the right and responsibility to vote on major stock option and other incentive plans. Stock option plans transfer significant amounts of wealth from shareowners to highly paid executives and directors. Reasonable limits must be set on dilution caused by such plans, which should be designed to provide incentives as opposed to risk-free rewards.

  Disclosure of CEO, Executive, Board and Management Compensation

The Fund advisor will ordinarily support proposals requesting companies to disclose the compensation--including salaries, option awards, bonuses, and restricted stock grants--of top management and the Board of Directors.

  Compensation for CEO, Executive, Board and Management

The Fund advisor will oppose executive compensation proposals if we determine that the compensation does not reflect the financial, economic and social circumstances of the company (i.e. during times of financial strains or underperformance).

  Formation and Independence of Compensation Review Committee

The Fund advisor will support proposals requesting the formation of a committee of independent directors to regularly review and examine executive compensation.

  Stock Options for Board and Executives

During the 1990s, the use of stock options in executive compensation soared. While the stock market was gaining, few investors complained. Yet after the fall of the market, executive compensation, and the use of option-based compensation in particular, continued to increase at levels that seemed disconnected from the change in companies' financial fortunes. Many investors began to question whether stock option grants to senior executives were serving their intended function: of aligning the interests of company management with those of shareowners.

Boards are beginning to scrutinize executive compensation more carefully, but there are still many companies whose executive compensation seems disconnected from the actual performance of the corporation and creation of shareowner value. Many boards continue to approve option re-pricing packages that allow executives to avoid downside risk and exercise options at favorable prices, further weakening the alignment between management interests and shareowner interests. Re-pricing can, in some cases, serve to strengthen the alignment; for example, when options are offered broadly to middle managers and employees as well as top executives, or when re-pricing reduces potential dilution.

The Fund advisor will ordinarily oppose proposals to approve stock option plans in which the dilutive effect exceeds 10 percent of share value, or, for companies with small market capitalization, 15 percent of share value. Option grants that exceed these thresholds will be examined and voted on a case-by-case basis to evaluate whether there are valid business reasons for the grants.

The Fund advisor will ordinarily oppose proposals to approve stock option plans that contain provisions for automatic re-pricing, unless such plans contain provisions to limit unrestricted resale of shares purchased with re-priced options.

The Fund advisor will examine and vote on a case-by-case basis proposals for re-pricing of underwater options.

The Fund advisor will ordinarily oppose proposals to approve stock option plans that have option exercise prices below the market price on the day of the grant.

The Fund advisor will ordinarily support proposals requiring that all option plans and option re-pricing must be submitted for shareholder approval.

The Fund advisor will ordinarily oppose proposals to approve stock option plans with "evergreen" features, reserving a specified percentage of stock for award each year with no termination date.

The Fund advisor will ordinarily support proposals to approve stock option plans for outside directors subject to the same constraints previously described.

  Employee Stock Ownership Plan (ESOPs)

The Fund advisor will support proposals to approve ESOPs created to promote active employee ownership (e.g., those that pass through voting rights on all matters to a trustee or fiduciary who is independent from company management). The Fund advisor will oppose any ESOP whose primary purpose is to prevent a corporate takeover.

  Pay Equity

The Fund advisor will support proposals requesting that management provide a pay equity report.

  Ratio Between CEO and Worker Pay

The Fund advisor will support proposals requesting that management report on the ratio between CEO and employee compensation.

The Fund advisor will examine and vote on a case-by-case basis proposals requesting management to set a maximum ratio between CEO and employee compensation and/or a cap on CEO compensation.

  Executive Compensation Tie to Non-Financial Performance

The Fund advisor will support proposals asking companies to review their executive compensation as it links to non-financial performance such as diversity, labor and human rights, environment, community relations, and other social issues.

  Shareowner Access to Proxy

Equal access proposals ask companies to give shareowners access to proxy materials to state their views on contested issues, including director nominations. In some cases, such proposals allow shareowners holding a certain percentage of shares to nominate directors. There is no reason why management should be allowed to nominate directors while shareowners -- whom directors are supposed to represent -- are deprived of the same right. At the same time, we recognize the countervailing argument that shareowners should not interfere with the ordinary business prerogatives of management. On balance, however, we support the view that shareowners should be granted access to the proxy ballot in the nomination of directors.

The Fund advisor will ordinarily support proposals for shareowner access to the proxy ballot.

  Golden Parachutes

Golden parachutes are compensation agreements that provide for severance payments to top executives who are terminated or demoted pursuant to a takeover or other change in control. Companies argue that such provisions are necessary to keep executives from "jumping ship" during potential takeover attempts. While Calvert recognizes the merits of this argument, golden parachutes often impede takeover attempts that we believe shareowners have the right and the responsibility to consider.

The Fund advisor will support proposals providing shareowners the right to ratify adoption of golden parachute agreements.

The Fund advisor will examine and vote s on a case-by-case basis golden parachute contracts, based upon an evaluation of the particular golden parachute itself and taking into consideration total management compensation, the employees covered by the plan, quality of management, size of the payout and any leveraged buyout or takeover restrictions.

The Fund adviser will oppose the election of directors who vote to approve golden parachutes that are not ratified by shareowners.

C. Mergers, Acquisitions, Spin-offs, and Other Corporate Restructuring

Mergers and acquisitions frequently raise significant issues of corporate strategy, and as such should be considered very carefully by shareowners. Mergers, in particular, may have the effect of profoundly changing corporate governance, for better or worse, as two corporations with different cultures, traditions, and strategies become one.

  Considering the Non-Financial Effects of a Merger Proposal

Such proposals allow or require the board to consider the impact of merger decisions on various stakeholders, including employees, communities of place or interest, customers, and business partners, and give the board the right to reject a tender offer on the grounds that it would adversely affect the company's stakeholders.

The Fund advisor will support proposals that consider non-financial impacts of mergers.

The Fund advisor will examine and vote on a case-by-case basis all merger and acquisition proposals, and will support those that offer value to shareowners while protecting or improving the company's social and environmental performance.

The Fund advisor will ordinarily oppose proposals for corporate acquisition, takeover, restructuring plans that include significant new takeover defenses, or that merge a non-nuclear and a nuclear utility, or that pose other potential financial, social, or environmental risks or liabilities.

  Poison Pills

Poison pills (or shareowner rights plans) are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor. Typically, directors have enacted these plans without shareowner approval. Most poison pill resolutions deal with shareowner ratification of poison pills or repealing them altogether.

The Fund advisor will support proposals calling for shareowner approval of poison pills or shareholder rights plans.

The Fund advisor will ordinarily oppose poison pills or shareowner rights plans unless management is able to present a convincing case for a particular plan that does not significantly compromise shareowner rights or interests, or environmental and social performance.

  Greenmail

Greenmail is the premium a takeover target firm offers to a corporate raider in exchange for the raider's shares. This usually means that the bidder's shares are purchased at a price higher than market price, discriminating against other shareowner.

The Fund advisor will ordinarily support anti-greenmail provisions and oppose the payment of greenmail.

  Opt-Out of State Anti-takeover Law

Several states have enacted anti-takeover statutes to protect companies against hostile takeovers. In some, directors or shareowners are required to opt in for such provisions to be operational; in others, directors or shareowners may opt out. Hostile takeovers come in many forms. Some offer advantages to shareowners by replacing current management with more effective management. Others do not. Shareowners of both the acquirer and the target firms stand to lose or gain significantly, depending on the terms of the takeover, the strategic attributes of the takeover, and the price and method of acquisition. In general, shareowners should have the right to consider all potential takeovers, hostile or not, and vote their shares based on their assessment of the particular offer.

The Fund advisor will ordinarily support proposals for bylaw changes allowing a company to opt out of state anti-takeover laws and will oppose proposals requiring companies to opt into state anti-takeover statutes.

  CORPORATE SOCIAL RESPONSIBILITY

A. Sustainability Reporting

The global economy of the 21st century must find ways to fashion a new model of wealth creation that raises living standards (particularly in the developing world) while preserving and protecting fragile ecosystems and vital resources that did not factor into previous economic models. In response to this new imperative, the notion of sustainability (or sustainable development) has emerged as a core theme of public policy and organizational strategy. Corporations are being asked to play a larger role in addressing economic, environmental and social issues, and are subject to rising expectations. As companies strive to translate the concept of sustainability into practice and measure their performance, this has created a growing demand for broadly accepted sustainability performance indicators and reporting guidelines. There are many forms of sustainability reporting, with one of the most comprehensive systems being the Global Reporting Initiative (GRI) reporting protocols.

The Fund Advisor will ordinarily support proposals asking companies to prepare sustainability reports, including publishing annual reports in accordance with the Global Reporting Initiative (GRI) or other reasonable international codes of conduct or reporting models.

The Fund advisor will ordinarily support proposals requesting that companies conduct social and/or environmental audits of their performance.

B. Environment

All corporations have an impact on the environment. A company's environmental policies and performance can have a substantial effect on the firm's financial performance. We expect management to take all reasonable steps to reduce negative environmental impacts and a company's overall environmental footprint.

The Fund Advisor will ordinarily support proposals to reduce negative environmental impacts and a company's overall environmental footprint, including any threats to biodiversity in ecologically sensitive areas.

The Fund advisor will ordinarily support proposals asking companies to report on their environmental practices, policies and impacts, including environmental damage and health risks resulting from their operations, and the impact of environmental liabilities on shareowner value.

The Fund advisor will ordinarily support proposals asking companies to prepare a comprehensive report on recycling efforts, to increase recycling efforts, or to adopt a formal recycling policy.

  CERES Principles and Sustainability Reporting

The Coalition for Environmentally Responsible Economies (CERES), a coalition comprised of social investors and environmental organizations, has developed an environmental corporate code of conduct. The CERES Principles ask corporations to conduct environmental audits of their operations, establish environmental management practices, assume responsibility for damage they cause to the environment and take other leadership initiatives on the environment. Shareholder resolutions are frequently introduced asking companies to: 1) become signatories of the CERES Principles; or 2) produce a report addressing management's response to each of the points raised in the CERES Principles.

The Fund advisor will support proposals requesting that a company become a signatory to the CERES Principles.

  Climate Change/Global Warming

The current worldwide scientific consensus, according to the Intergovernmental Panel on Climate Change (IPCC), is that the earth's temperature is warming; that most of the warming observed over the last 50 years is likely the result of human activities that emit greenhouse gases into the atmosphere, particularly carbon dioxide (CO2); and that the earth's temperature will rise between 2.5 and 10.5 degrees Fahrenheit over the next century unless there is a dramatic (60 to 80 percent) reduction in CO2 emissions. Failure to address this developing ecological catastrophe will likely mean rising sea levels, melting polar ice caps, coastal erosion, increasingly dramatic storms, floods and other natural disasters, as well as accelerating species losses and habitat extinctions.

Shareholder initiatives on climate change have focused on companies that contribute significantly to global warming--including oil and mining companies, utilities, and automobile manufacturers. Increasingly, corporations in a wider variety of industries are facing shareowner proposals on climate change as well, as shareowners recognize that companies can take cost-effective--and often cost-saving--steps to reduce energy use that contributes to climate change. Initiatives have included proposals requesting companies to disclose information about their impact on climate change, to set targets for reduction in greenhouse gas emissions, to increase energy efficiency, and to substitute some forms of renewable energy resources for fossil fuels.

The Fund advisor will support proposals requesting that companies disclose information on greenhouse gas emissions or take specific actions, at reasonable cost, to mitigate climate change, including reducing greenhouse gas emissions and developing and using renewable or other less-polluting energy sources.

  Environmental Justice

Quite often, corporate activities that damage the environment have a disproportional impact on poor people, people of color, indigenous peoples and other marginalized groups. For example, companies will sometimes locate environmentally damaging operations in poor communities, or in developing countries where poor or indigenous people have little or no voice in political and economic affairs.

The Fund advisor will ordinarily support proposals asking companies to report on whether environmental and health risks posed by their activities fall disproportionately on any one group or groups, and to take action to reduce those risks at reasonable cost to the company.

The Fund advisor will ordinarily support proposals asking companies to respect the rights of local and indigenous communities to participate in decisions affecting their local environment.

C. Workplace Issues

  Labor Relations

Companies' treatment of their workers can have a pervasive effect on the performance of the enterprise, as well as on the communities and societies where such companies operate. Calvert believes that well-governed, responsible corporations treat workers fairly in all locations, and avoid exploitation of poor or marginalized people. Shareowner resolutions are sometimes filed asking companies to develop codes of conduct that address labor relations issues, including use of child labor, forced labor, safe working conditions, fair wages and the right to organize and bargain collectively.

The Fund advisor will ordinarily support proposals requesting companies to adopt, report on, and agree to independent monitoring of codes of conduct addressing global labor and human rights practices.

The Fund advisor will ordinarily support proposals requesting that companies avoid exploitative labor practices, including child labor and forced labor.

The Fund advisor will ordinarily support proposals requesting that companies commit to providing safe workplaces.

  Vendor/Supplier Standards

Special attention has been focused on companies that use offshore vendors to manufacture or supply products for resale in the United States. While many offshore vendors have satisfactory workplace practices, there have also been many instances of abuse, including forced overtime, use of child labor and other "sweatshop" practices. Shareowner resolutions are sometimes filed asking companies to adopt codes of conduct regarding vendor/supplier labor practices, to report on compliance with such codes, and to support independent third party monitoring of compliance. At the heart of these proposals is the belief that corporations that operate globally have both the power and the responsibility to curtail abusive labor practices on the part of their suppliers and vendors.

The Fund advisor will ordinarily support proposals requesting that companies adopt codes of conduct and other vendor/supplier standards requiring that foreign suppliers and licensees comply with all applicable laws and/or international standards (such as the ILO's core labor standards) regarding wages, benefits, working conditions, including laws and standards regarding discrimination, child labor and forced labor, worker health and safety, freedom of association and other rights. This support includes proposals requesting compliance with vendor codes of conduct, compliance reporting, and third party monitoring or verification.

  Diversity and Equal Employment Opportunity

Women and minorities have long been subject to discrimination in the workplace - denied access to jobs, promotions, benefits and other entitlements on account of race or gender. Women and minorities are still significantly underrepresented in the ranks of management and other high-income positions, and overrepresented in the more poorly-paid categories, including office and clerical workers and service workers.

Shareowner resolutions are sometimes filed asking companies to report on their efforts to meet or exceed federal EEO mandates. Typically, such reporting involves little additional cost to the corporation since most, if not all, of the data is already gathered to meet government-reporting requirements (all firms with more than 100 employees, or federal contractors with more than 50 employees, must file EEO-1 reports with the Equal Employment Opportunity Commission). Shareowner resolutions have also been filed asking companies to extend non-discrimination policies to gay and lesbian employees.

The Fund advisor will ordinarily support proposals asking companies to report on efforts to comply with federal EEO mandates.

The Fund advisor will support proposals asking companies to report on their progress in meeting the recommendations of the Glass Ceiling Commission and to eliminate all vestiges of "glass ceilings" for women and minority employees.

The Fund advisor will ordinarily support proposals asking companies to include language in EEO statements specifically barring discrimination on the basis of sexual orientation, and to report on company initiatives to create a workplace free of discrimination on the basis of sexual orientation.

The Fund advisor will support proposals seeking more careful consideration of the use of racial, gender, or other stereotypes in advertising campaigns, including preparation of a report at reasonable cost to the company.

  Plant Closings

Federal law requires 60 days advance notice of major plant closings or layoffs. Beyond such notice, however, many corporations provide very little in the way of support for workers losing jobs through layoffs or downsizing. The way a company treats employees that are laid off often has a substantial impact on the morale and productivity of those that remain employed. Programs aimed at assisting displaced workers are helpful both to those displaced and to the company's ability to recover from market downturns or other setbacks resulting in layoffs or plant closings.

The Fund advisor will ordinarily support resolutions asking companies to create or expand upon relocation programs for displaced workers.

D. Product Safety and Impact

Many companies' products have significant impacts on consumers, communities and society at large, and these impacts may expose companies to reputational or brand risks. Responsible, well-governed companies should be aware of these potential risks and take proactive steps to manage them. Shareowner proposals that ask companies to evaluate certain impacts of their products, or to provide full disclosure of the nature of those products, can be harbingers of potential risks that companies may face if they fail to act. For example, several shareowner proposals have been filed requesting that food and beverage manufacturers label all foods containing genetically modified organisms (GMOs); other proposals have requested that companies report on the health or psychological impacts of their products.

The Fund advisor will review on a case-by-case basis proposals requesting that companies report on the impacts of their products on society, and will ordinarily support such proposals when the requests can be fulfilled at reasonable cost to the company, or when potential reputational or brand risks are substantial.

The Fund advisor will ordinarily support proposals requesting that companies disclose the contents or attributes of their products to potential consumers.

  Animal Welfare

Shareowner resolutions are sometimes filed with firms who engage in animal testing for the purposes of determining product efficacy or assuring consumer product safety.

The Fund advisor will ordinarily support proposals seeking information on a company's animal testing practices, or requesting that management develop cost-effective alternatives to animal testing.

The Fund advisor will ordinarily support proposals calling for consumer product companies to reduce or eliminate animal testing or the suffering of animal test subjects.

The Fund advisor will examine and vote on a case-by-case basis proposals calling for pharmaceutical or medical products firms to reduce animal testing or the suffering of animal test subjects.

  Tobacco

Shareowner resolutions are sometimes filed with insurance and health care companies asking them to report on the appropriateness of investments in the tobacco industry, and on the impact of smoking on benefit payments for death, disease and property loss.

The Fund advisor will ordinarily support resolutions asking companies not to invest in the stocks of tobacco companies.

The Fund advisor will ordinarily support resolutions asking companies to research the impact of ceasing business transactions with the tobacco industry. .

E. International Operations and Human Rights

Global corporations often do business in countries lacking adequate legal or regulatory structures protecting workers, consumers, communities and the environment, or where lax enforcement renders existing laws ineffective. Many companies have sought to lower costs by transferring operations to less regulated areas, or to low-wage areas. Such activity is not always exploitative, but it can be. In the past, transgressions of human rights in offshore operations was not well known or reported, but increasingly, company operations in countries with substandard labor or human rights records has come under much greater scrutiny. The adverse publicity associated with allegations of sweatshop practices or other human rights abuses can also pose substantial brand or reputational risks for companies.

Many of the shareowner resolutions filed on international operations and human rights focus on specific countries or specific issues within them. For example, shareowners have in the past asked companies to commit themselves to uphold the South African Council of Churches Code of Conduct for corporations doing business in South Africa; or to report on or comply with the MacBride Principles aimed at eliminating religious discrimination in Northern Ireland. In other cases, resolutions have requested that companies report on operations, or cease operations, in particular nations with repressive regimes or a history of human rights and labor abuses, such as Tibet, China, Indonesia, Nigeria, or Burma. In some cases, resolutions may oppose all company operations in a particular country; in others, the resolutions seek to limit particular industries or practices that are particularly egregious.

The Fund advisor will ordinarily support proposals requesting that companies develop human rights codes of conduct and periodic reporting on operations in countries with repressive regimes.

The Fund advisor will ordinarily support proposals requesting that companies adopt or support reasonable third-party codes of conduct or principles addressing human rights and discrimination.

The Fund advisor will ordinarily support proposals requesting that companies develop policies and protocols to eliminate bribery and corruption.

  Unauthorized Images

Some domestic corporations use images in their advertising or brands that are offensive to certain cultures, or that may perpetuate racism and bigotry. For instance, some companies use Native American symbols and imagery to advertise and market commercial products, including sports franchises. Others have used images or caricatures of African Americans, Jews, Latinos, or other minority or indigenous groups in ways that are objectionable to members of such groups.

The Fund advisor will support proposals asking companies to avoid the unauthorized use of images of racial, ethnic, or indigenous groups in the promotion of their products.

  Bank Lending in Developing Countries

Shareowner resolutions are sometimes filed calling on banks and other international lending institutions to adopt lending policies that provide social, economic and environmental benefits to developing nations. In some cases, developing nations are not in a position to repay these loans, owing to economic or fiscal crises. As creditors, the banks have often insisted on belt-tightening and other restructuring measures that can result in high inflation, rising unemployment and social instability. Some advocates have argued for the forgiveness of such loans in order to promote social and economic gains for millions of citizens in developing nations. Forgiveness, however, may also result in unacceptable loss to lending institutions and their shareowners. Proposals calling for debt forgiveness to developing countries may have some merit, if there is a reasonable prospect that, with forgiveness, the countries can rebuild economic security and fiscal control, and such forgiveness would not greatly impair the finances of the lending institutions.

The Fund advisor will examine and vote on a case-by-case basis proposals calling on banks to forgive loans made to developing countries.

  Mexican Maquiladora Operations

Shareholder resolutions are sometimes filed calling on companies to report on their operating practices in maquiladora plants located in Mexico near the United States border, or companies that have moved operations to countries in the Caribbean or Central America under U.S. government-sponsored programs to promote trade and economic development in the hemisphere. Companies have located in this region to take advantage of lower labor costs and fewer environmental and other regulations. There have, however, been numerous cases of abuse of the human rights of employees and compromises of the environmental integrity of communities.

The Fund advisor will ordinarily support proposals calling for reports on treatment of workers and protection of human rights in operations in maquiladoras or other Latin American or Caribbean operations.

The Fund advisor will ordinarily support proposals calling for greater pay equity and fair treatment of workers, improved environmental practices, and stronger community support in maquiladora or other offshore operations.

  Access to Pharmaceuticals

The cost of medicine is a serious issue throughout the world. In the United States, many citizens lack health insurance and many more lack a prescription drug benefit under Medicare or private insurance programs. In Africa and in many other parts of the developing world, millions of people have already died from the AIDS virus and tens of millions more are infected. Medications to treat AIDS, malaria, tuberculosis and other diseases are often so costly as to be out of reach of most of those affected. Shareowner resolutions are sometimes filed asking pharmaceutical companies to take steps to make drugs more accessible and affordable to victims of pandemic or epidemic disease.

The Fund advisor will ordinarily support proposals asking pharmaceutical companies to take steps to make drugs more affordable and accessible for the treatment of HIV AIDS, malaria, tuberculosis and other serious diseases affecting poor countries or populations.

The Fund advisor will ordinarily support proposals asking companies with operations in heavily infected areas such as Africa to ensure that their workforces receive appropriate access to counseling or healthcare advice, health care coverage, or access to treatment.

F. Indigenous Peoples' Rights

  Cultural Rights of Indigenous Peoples

The survival, security and human rights of millions of indigenous peoples around the world are increasingly threatened. Efforts to extract or develop natural resources in areas populated by indigenous peoples often threaten their lives and cultures, as well as their natural environments.

The Fund advisor will support proposals requesting that companies respect the rights of and negotiate fairly with indigenous peoples, develop codes of conduct dealing with treatment of indigenous peoples, and avoid exploitation and destruction of their natural resources and ecology.

G. Weapons Contracting

  Weapons/Military Conversion

Shareowner resolutions will sometimes be filed with companies with significant military contracts, asking them to report on future plans to diversify or convert to the production of civilian goods and services.

The Fund advisor will ordinarily support proposals calling for reports on the scale and character of military sales or conversion of military production or technology to civilian purposes.

H. Community

  Equal Credit Opportunity

Access to capital is essential to full participation and opportunity in our society. The Equal Credit Opportunity Act (ECOA) prohibits lenders from discriminating with regard to race, religion, national origin, sex, age, etc. Shareowner resolutions are sometimes filed requesting: (1) reports on lending practices in low/moderate income or minority areas and on steps to remedy mortgage lending discrimination; (2) the development of fair lending policies that would assure access to credit for major disadvantaged groups and require reports to shareowners on the implementation of such policies; and (3) the application of Equal Credit Opportunity Act standards by non-financial corporations to their financial subsidiaries.

The Fund advisor will ordinarily support proposals requesting increased disclosure on ECOA and stronger policies and programs regarding compliance with ECOA.

  Redlining

Redlining is the systematic denial of services to people within a geographic area based on their economic or racial/ethnic profile. The term originated in banking, but the same practice can occur in many businesses, including insurance and supermarkets. Shareowner resolutions are sometimes filed asking companies to assess their lending practices or other business operations with respect to serving communities of color or the poor, and develop policies to avoid redlining.

The Fund advisor will support proposals to develop and implement policies dealing with fair lending and housing, or other nondiscriminatory business practices.

  Predatory Lending

Sub-prime lenders charge notably high interest rates on consumer, life insurance, and home mortgage loans. These lenders can engage in abusive business practices that take advantage of the elderly or the economically disadvantaged. This includes charging excessive fees, making loans to those unable to make interest payments and steering customers selectively to products with higher than prevailing interest rates. Shareowner resolutions are sometimes filed asking for the development of policies to prevent predatory lending practices.

The Fund advisor will support proposals calling on companies to address and eliminate predatory lending practices.

  Insurance Companies and Economically Targeted Investments

Economically targeted investments (ETIs) are loans made to low-to-moderate income communities or individuals to foster and promote, among other things, small businesses and farms, affordable housing and community development banks and credit unions. At present, insurance companies put less than one-tenth of one percent of their more than $1.9 trillion in assets into ETIs. Shareowner resolutions are sometimes filed asking for reports outlining how insurers could implement an ETI program.

The Fund advisor will support proposals encouraging adoption of or participation in economically targeted investment programs that can be implemented at reasonable cost.

I. Political Action Committees and Political Partisanship

Shareholders have a right to know how corporate assets are being spent in furtherance of political campaigns, social causes or government lobbying activities. Although companies are already required to make such disclosures pursuant to federal and state law, such information is often not readily available to investors and shareowners. Moreover, corporate lobbying activities and political contributions may at times be inconsistent with or actually undermine shareholder and stakeholder interests that companies are otherwise responsible to protect.

The Fund advisor will ordinarily support resolutions asking companies to disclose political contributions made either directly or through political action committees.

The Fund advisor will ordinarily support resolutions asking companies to disclose the magnitude and character of public policy lobbying activities.

The Fund advisor will ordinarily support resolutions requesting that companies discontinue lobbying or political contributions that are inconsistent with shareholder or other stakeholder interests, including efforts to weaken policies that protect workers, communities, the environment, public safety, or any of the other principles embodied in these Proxy Voting Guidelines.

J. Other Issues

All social issues that are not covered in these guidelines are delegated to the Fund's advisor to vote in accordance with the Fund's specific social criteria. In addition to actions taken pursuant to the fund's Conflict of Interest Policy, Calvert Social Research Department ("CSRD") will report to the Boards on issues not covered by these guidelines as they arise.

III. CONFLICT OF INTEREST POLICYAll Calvert Funds strictly adhere to the proxy voting guidelines detailed above in Sections I and II, above.Thus, generally, adherence to the Proxy Voting Guidelines will leave little opportunity for a material conflict of interest to emerge between any of the Funds, on the one hand, and the Fund's investment advisor, sub-advisor, principal underwriter, or an affiliated person of the Fund, on the other hand.Nonetheless, upon the occurrence of the exercise of voting discretion where there is a variance in the vote from the Proxy Voting Guidelines, which could lend itself to a potential conflict between these interests, a meeting of the Audit Committee of the Fund that holds that security will be immediately convened to determine how the proxy should be voted.

Adopted September 2000.
Revised September 2002.
Revised June 2003.
Revised August 2004.
Approved December 2004

APPENDIX B

CORPORATE BOND AND COMMERCIAL PAPER RATINGS (source: Standard & Poor's)

Bonds

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest-rated obligations only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A carries elements which may cause the obligation to be more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: An obligation rated BBB exhibits adequate protection parameters but may be susceptible to adverse changes in economic conditions or changing circumstances which are likely to lead to a weakened capacity for the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C: These obligations are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these factors are outweighed by large uncertainties and/or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues, however this type of obligation is subject to major ongoing uncertainties and/or exposure to adverse business, financial, or economic conditions which could result in the obligor's inability to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity meet its financial commitment on the obligations. Adverse business, financial, and/or economic conditions may impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions in order to sustain its ability to meet its financial commitment on the obligation. Should adverse business, financial and/or economic conditions occur, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: An obligation rated C is often associated with situations in which a bankruptcy petition has been filed or where similar action has been taken but payment on the obligation is being continued.

D: An obligation rated D is in payment default. The D rating is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used when a bankruptcy petition has been filed or other similar action when payments on the obligation are deemed to be jeopardized.

Notes

SP-1: These issues are considered as having a strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation.

SP-2: These issues are considered as having a satisfactory capacity to pay principal and interest.

SP-3: These issues are considered as having a speculative capacity to pay principal and interest.

Commercial Paper

A-1: This rating indicates a strong degree of safety regarding timely payment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: This rating indicates a satisfactory degree of safety regarding timely payment.

A-3: This rating indicates that the issue carries an adequate capacity for timely payment, however it is more vulnerable to the adverse effects of changes in circumstances than those obligations with higher ratings.

Long-Term Obligation Ratings (source: Moody's Investors Service)

Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings (source: Moody's Investors Service)

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.